UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)
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Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12
CLEARPOINT NEURO, INC.
(Name of Registrant as Specified in Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ClearPoint Neuro, Inc.
120 S. Sierra Avenue, Suite 100
Solana Beach, California 92075
April 11, 2022
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of ClearPoint Neuro, Inc. to be held on Tuesday, May 24, 2022 at 9:00 a.m., Pacific Time. Our Annual Meeting will be held virtually via the Internet, with no physical, in-person meeting. With this letter, we have enclosed a copy of our Annual Report on Form 10-K for the year ended December 31, 2021, Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card. These materials provide further information about our Annual Meeting. For more information on how to access and attend this year’s virtual Annual Meeting, please refer to the General Information section beginning on page 1 in the enclosed Proxy Statement. If you would like another copy of our Annual Report, please send your request to ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075, and one will be mailed to you. It is also available on the Internet at https://www.cstproxy.com/clearpointneuro/2022.
At this year’s Annual Meeting, the agenda includes: (1) the election of the eight directors named in the accompanying Proxy Statement; (2) a proposal to ratify the appointment of our independent registered public accounting firm; (3) a proposal to approve the compensation of our named executive officers; (4) a proposal to approve our Fourth Amended and Restated 2013 Incentive Compensation Plan; and (5) a proposal to approve an amendment to our Amended and Restated Certificate of Incorporation. The Board of Directors recommends that you vote FOR the election of the eight directors named in the accompanying Proxy Statement, FOR the ratification of the appointment of our independent registered public accounting firm, FOR the compensation of our named executive officers, FOR our Fourth Amended and Restated 2013 Incentive Compensation Plan and FOR an amendment to our Amended and Restated Certificate of Incorporation. Executive officers of the company will be present at the Annual Meeting to answer any appropriate questions you may have.
It is important that your shares be represented and voted at the Annual Meeting, regardless of the size of your holdings. Accordingly, please complete, sign and date the enclosed Proxy Card and return it promptly in the enclosed postage-paid envelope to ensure your shares will be represented. If you attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote at the Annual Meeting. Also, all registered stockholders and most beneficial stockholders may vote through the Internet. Instructions for using these convenient services are explained on the enclosed Proxy Card. Your vote is very important. We urge you to vote your proxy as soon as possible.
We look forward to seeing you at the Annual Meeting.

Very truly yours,

Joseph M. Burnett
Chief Executive Officer and President

Your Vote Is Important
Please mark, sign and date your Proxy Card and return it promptly in the enclosed postage-paid envelope, whether or not you plan to attend the virtual meeting. Registered stockholders and most beneficial stockholders may also vote through the Internet.

ClearPoint Neuro, Inc.
120 S. Sierra Avenue, Suite 100
Solana Beach, California 92075
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 24, 2022
The regular Annual Meeting of Stockholders of ClearPoint Neuro, Inc. will be held on Tuesday, May 24, 2022 at 9:00 a.m., Pacific Time. Our Annual Meeting will be held virtually via the Internet, with no physical, in-person meeting. For more information on how to access and attend the Annual Meeting, please refer to the General Information section beginning on page 1 in the enclosed Proxy Statement. The Annual Meeting will be held for the following purposes:
1.Election of our Directors. To elect the eight directors named herein to serve until the 2023 Annual Meeting of Stockholders;
2.Ratification of the Auditors. To ratify the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
3.Advisory Approval of Executive Compensation. To cast an advisory (non-binding) vote to approve the compensation of our named executive officers;
4.Approval of our Fourth Amended and Restated 2013 Incentive Compensation Plan. To approve our Fourth Amended and Restated 2013 Incentive Compensation Plan;
5.Approval of an amendment to our Amended and Restated Certificate of Incorporation. To approve an amendment to our Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of common stock from two hundred million (200,000,000) shares to eighty million (80,000,000) shares; and
6.Other Business. To transact such other business as may properly come before the Annual Meeting or any adjournment of the meeting.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.
Only those stockholders of record at the close of business on March 25, 2022 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. On that day, 23,708,118 shares of common stock were outstanding. Each share entitles the holder to one vote.
The accompanying Proxy Statement is being sent, beginning approximately April 11, 2022, to all stockholders of record at the close of business on March 25, 2022, the record date fixed by our Board of Directors. We have enclosed a copy of our Annual Report with the accompanying Proxy Statement. Although the Annual Report and Proxy Statement are being mailed together, the Annual Report is not incorporated into, and should not be deemed part of, the accompanying Proxy Statement.

By Order of the Board of Directors,

Ellisa Cholapranee
General Counsel and Secretary

ClearPoint Neuro, Inc.
120 S. Sierra Avenue, Suite 100
Solana Beach, California 92075
Proxy Statement for Annual Meeting of Stockholders
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDERS MEETING TO BE HELD ON TUESDAY, MAY 24, 2022:
THIS PROXY STATEMENT, THE PROXY CARD AND OUR 2021 ANNUAL REPORT ON
FORM 10-K ARE ALSO AVAILABLE ON THE INTERNET AT
HTTPS://WWW.CSTPROXY.COM/CLEARPOINTNEURO/2022.
GENERAL INFORMATION
What is this document?
This document is the Proxy Statement of ClearPoint Neuro, Inc. for the 2022 Annual Meeting of Stockholders, or the “Annual Meeting,” to be held at 9:00 a.m., Pacific Time, on Tuesday, May 24, 2022. This document and the enclosed Proxy Card are first being mailed or given to stockholders on or about April 11, 2022.
We refer to ClearPoint Neuro, Inc. throughout this document as “we,” “us” or the “Company.”
What is the date and time of the Annual Meeting?
The Annual Meeting is scheduled to be held on Tuesday, May 24, 2022, at 9:00 a.m. Pacific Time.
How do I access and attend the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by audio webcast. No physical in-person meeting will be held. The online Annual Meeting will begin promptly at 9:00 a.m. Pacific Time on May 24, 2022. We encourage you to access the Annual Meeting prior to the start time, leaving ample time to check in. You will be able to attend the Annual Meeting online and vote by visiting https://www.cstproxy.com/clearpointneuro/2022.
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, or “Continental” (i.e., you are the stockholder of record), please follow the instructions on the Proxy Card that you received with this Proxy Statement, which contains the URL address (https://www.cstproxy.com/clearpointneuro/2022), along with your control number. You will need your control number to access and attend the Annual Meeting virtually via the Internet. If you do not have your control number, please contact Continental at the phone number or e-mail address below.
If your shares are held in the name of your broker, bank or other nominee, you must contact your broker, bank or other nominee and obtain a legal proxy. Once you obtain your legal proxy, please contact Continental to have a control number generated for the Annual Meeting:
•By telephone at (917) 728-9124; or
•By email at proxy@continentalstock.com.
Can I ask questions at the virtual Annual Meeting?
Stockholders who attend our virtual Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the Annual Meeting. You must have your control number provided on your Proxy Card or obtained by following the instructions above.
Why am I receiving this Proxy Statement?
You are receiving this Proxy Statement because you were one of our stockholders of record on March 25, 2022, the record date for the Annual Meeting. We are sending this Proxy Statement and the form of Proxy Card to solicit your proxy to vote upon certain matters at the Annual Meeting.

What is a proxy?
It is your legal designation of another person, called a “proxy,” to vote the stock you own. The document that designates someone as your proxy is also called a proxy, or a “Proxy Card.”
Who is paying the costs to prepare this Proxy Statement and solicit my proxy?
We will pay all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and the form of Proxy Card.
Who is soliciting my proxy, and will anyone be compensated to solicit my proxy?
Your proxy is being solicited by and on behalf of our Board of Directors, or our “Board.” We have retained the services of Morrow Sodali, a professional proxy solicitation firm, to aid in the solicitation of proxies for an estimated fee of $9,000 plus expenses. Morrow Sodali may conduct this proxy solicitation by mail, telephone, facsimile, e-mail, other electronic channels of communication, or otherwise.
In addition to solicitation by the proxy solicitor and by the use of mail, proxies may be solicited by our officers and employees by telephone, electronic mail, facsimile transmission or other means of communication. Our officers and employees will not be additionally compensated, but they may be reimbursed for out-of-pocket expenses in connection with any solicitation. We may also reimburse custodians, nominees and fiduciaries for their expenses in sending proxies and proxy material to beneficial owners.
What is ClearPoint Neuro, Inc., and where is it located?
We are a commercial-stage medical device company that develops and commercializes innovative platforms for performing minimally invasive surgical procedures in the brain under direct, intra-procedural magnetic resonance imaging, or “MRI,” guidance. In 2021, our efforts expanded beyond the MRI suite to encompass development and commercialization of new neurosurgical device products for the operating room setting. Our ClearPoint® system, which is in commercial use in the United States, the United Kingdom, and the European Union, is used to perform minimally invasive surgical procedures in the brain. Our SmartFlow® cannula has been used in approved clinical trials to inject gene and cell therapies directly into the brain, thus bypassing the blood-brain barrier. In 2021, we began offering a growing list of consulting services to our biologics and drug delivery customers, including clinical support and training, protocol consultation, customized device development, and other solutions to optimize pre-clinical and clinical workflows.
Our principal executive office is located at 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075. We also conduct other operations, including component processing, final assembly, packaging and distribution activities for our ClearPoint products, at a facility in Irvine, California.
Where is our common stock traded?
Our common stock is traded on The Nasdaq Capital Market under the symbol “CLPT.”
Will the Company’s directors be in attendance at the Annual Meeting?
The Company encourages, but does not require, its directors to attend annual meetings of stockholders, recognizing that from time-to-time scheduling conflicts may occur that will prevent a director from attending. We expect that all of our Board members will attend the Annual Meeting, if possible.

VOTING MATTERS
Who is entitled to attend and vote at the Annual Meeting?
Only stockholders of record at the close of business on the record date, March 25, 2022, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. A list of our stockholders will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, at our principal executive office for a period of ten days prior to the Annual Meeting; however, in light of the COVID-19 pandemic, please contact Ellisa Cholapranee at (888) 287-9109 to coordinate your review. On March 25, 2022, we had 23,708,118 shares of common stock outstanding.
Stockholders of Record: Shares Registered in Your Name. If at the close of business on March 25, 2022, your shares were registered directly in your name with Continental, then you are a stockholder of record. As a stockholder of record, you may submit your vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed Proxy Card or vote by proxy on the Internet as instructed below, to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If at the close of business on March 25, 2022, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on and what does the Board recommend?

You will be asked to vote on the following items:	Our Board recommends that you vote:

◦Proposal No. 1: To elect the eight nominees named herein to serve on our Board of Directors until the 2023 Annual Meeting of Stockholders;	◦“FOR” Proposal No. 1, the election of each of the eight nominees named herein to serve on our Board of Directors;
◦Proposal No. 2: To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;	◦“FOR” Proposal No. 2, the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
◦Proposal No. 3: To cast an advisory (non-binding) vote to approve the compensation of our named executive officers;	◦“FOR” Proposal No. 3, the approval of the compensation of our named executive officers;
◦Proposal No. 4: To approve our Fourth Amended and Restated 2013 Incentive Compensation Plan; and	◦“FOR” Proposal No. 4, the approval of our Fourth Amended and Restated 2013 Incentive Compensation Plan; and
◦Proposal No. 5: To approve an amendment to our Amended and Restated Certificate of Incorporation.	◦“FOR” Proposal No. 5, the approval of an amendment to our Amended and Restated Certificate of Incorporation.
May other matters be raised at the Annual Meeting? How will the meeting be conducted?
We currently are not aware of any business to be acted upon at the Annual Meeting other than the five matters described above. Under Delaware law and our governing documents, no other business aside from procedural matters may be raised at the Annual Meeting unless proper notice has been given to us by the stockholders. If other business is properly raised, your proxies have authority to vote in their discretion, including to adjourn the Annual Meeting.

The Chairman of the Annual Meeting has broad authority to conduct the Annual Meeting so that the business of the Annual Meeting is carried out in an orderly and timely manner. In doing so, he has broad discretion to establish reasonable rules for discussion, comments and questions during the Annual Meeting. The Chairman of the Annual Meeting is also entitled to rely upon applicable law regarding disruptions or disorderly conduct to ensure that the Annual Meeting proceeds in a manner that is fair to all participants.
Do any of the proposals entitle me to a dissenter’s right of appraisal?
Our stockholders are not entitled to dissenters’ rights in connection with any of the proposals to be voted on at the Annual Meeting. Furthermore, we do not intend to independently provide our stockholders with any such rights.
How do I vote?
For Proposal No. 1, you may either vote “FOR” each nominee named herein to serve on the Board or you may withhold your vote for any nominee that you specify. For Proposal No. 2, Proposal No. 3, Proposal No. 4 and Proposal No. 5, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote online at the Annual Meeting, vote by proxy using the enclosed Proxy Card or vote by proxy on the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and submit your vote online even if you have already voted by proxy.
•To vote at the Annual Meeting, follow the instructions above to attend and submit your vote.
•To vote using the enclosed Proxy Card, simply complete, sign and date the enclosed Proxy Card and return it promptly in the postage paid envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares as you direct.
•You can choose to vote your shares at any time using the Internet site identified on your Proxy Card. This site will give you the opportunity to make your selections and confirm that your instructions have been followed. We have designed our Internet voting procedures to authenticate your identity by use of a unique control number found on the enclosed Proxy Card. To take advantage of the convenience of voting on the Internet, you must subscribe to one of the various commercial services that offer access to the Internet. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by you. We do not charge any separate fees for access to the Internet voting site. Your vote must be received by 11:59 p.m. Eastern Time on May 23, 2022 to be counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a Proxy Card and voting instructions with these proxy materials from that organization, rather than from us. Simply complete and mail the Proxy Card to ensure that your vote is counted. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other nominee and contact Continental to have a control number generated for the Annual Meeting by following the instructions set forth on page 1 of this Proxy Statement under “How do I access and attend the Annual Meeting?”.
What if I return a Proxy Card but do not make specific choices?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and return a signed and dated Proxy Card without marking any voting selections, your shares will be voted as follows:
•“FOR” the election of each of the eight nominees named herein to serve on the Board of Directors;
•“FOR” the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
•“FOR” the approval of the compensation of our named executive officers;
•“FOR” the approval of our Fourth Amended and Restated 2013 Incentive Compensation Plan; and
•“FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares as recommended by our Board or, if no recommendation is given, will vote your shares using such individual’s best judgment.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee and you do not provide that organization with voting instructions, that organization will determine if it has the discretionary authority to vote on the particular matter. On certain “routine” matters, brokerage firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. We believe Proposal No. 2, the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm, is considered a routine matter for this purpose. However, Proposal No. 1, the election of directors, Proposal No. 3, the approval of the compensation of our named executive officers, Proposal No. 4, the approval of our Fourth Amended and Restated 2013 Incentive Compensation Plan, and Proposal No. 5, the approval of an amendment to our Amended and Restated Certificate of Incorporation, are not considered to be routine matters. Your broker or other nominee cannot vote without instructions on non-routine matters, and, therefore, we expect broker non-votes on Proposal No. 1, No. 3, No. 4, and No. 5. Accordingly, if you own shares through your broker, bank or other nominee, please be sure to instruct that organization how to vote to ensure that your vote is counted on all of the proposals.
Can I change my mind and revoke my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting.
If you are the record holder of your shares, you may revoke your proxy in any of the following ways:
•You may submit another properly completed proxy bearing a later date;
•You may send a written notice that you are revoking your proxy to ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075; or
•You may attend and vote online at the Annual Meeting. The last submitted vote will be the one recorded for the holder.
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by that organization to revoke your proxy.
What if I receive more than one Proxy Card?
Multiple Proxy Cards mean that you have more than one account with brokers or our transfer agent. Please vote all of your shares. We also recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, and it can be reached at (212) 509-4000.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “WITHHOLD” votes and broker non-votes with respect to Proposal No. 1, and “FOR” and “AGAINST” votes, abstentions and broker non-votes with respect to Proposal No. 2, Proposal No. 3, Proposal No. 4 and Proposal No. 5. A broker non-vote occurs when a nominee, such as a broker or bank, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority to vote with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted towards the tabulation of shares present at the Annual Meeting or represented by proxy and entitled to vote and will have the same effect as “AGAINST” votes on Proposal No. 2, Proposal No. 3, Proposal No. 4 and Proposal No. 5. Although broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares present at the Annual Meeting or represented by proxy and entitled to vote with respect to a particular proposal. Therefore, a broker non-vote will not affect the outcome of the vote on any of the proposals.
What is the vote required for each proposal?
•For Proposal No. 1, the election of the eight nominees named herein to serve on our Board, the eight nominees receiving the most “FOR” votes (among votes properly cast at the Annual Meeting or by proxy) will be elected to our Board.
•To be approved, Proposal No. 2, the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, must receive a “FOR” vote from at least a majority of the shares present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote. However, the Audit Committee is not bound by a vote either “FOR” or “AGAINST” the firm. The Audit Committee will consider a vote against the firm by the stockholders in selecting our independent registered public accounting firm in the future.
•To be approved, Proposal No. 3, the compensation of our named executive officers, must receive a “FOR” vote from at least a majority of the shares present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote. Although the vote is non-binding, the Board and the Compensation Committee will review the voting results and take them into consideration in connection with their ongoing evaluation of the Company’s compensation practices and when making future decisions regarding executive compensation.
•To be approved, Proposal No. 4, the approval of our Fourth Amended and Restated 2013 Incentive Compensation Plan must receive a “FOR” vote from at least a majority of the shares present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote.
•To be approved, Proposal No. 5, the approval of an amendment to our Amended and Restated Certificate of Incorporation must receive a “FOR” vote from at least a majority of the outstanding shares of our common stock.
How many shares must be present to constitute a quorum for the Annual Meeting?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On March 25, 2022, the record date, there were 23,708,118 shares outstanding and entitled to vote. Thus, at least 11,854,060 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum. If there is no quorum, either the Chairman of the meeting or a majority of the votes present at the Annual Meeting or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.
How many votes do I have and can I cumulate my votes?
You have one vote for every share of our common stock that you own. Cumulative voting is not allowed.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final results are expected to be published in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission, or the “SEC,” on or before the fourth business day following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days following the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
What is the structure of our Board?
Pursuant to Delaware law and our governing documents, our business and affairs are managed under the direction of our Board. Our Board is our ultimate decision-making and oversight body, except with respect to matters reserved to the stockholders. The directors are charged with the responsibility of exercising their fiduciary duties to act in our best interest and the best interest of our stockholders. Our Board selects and oversees members of executive management who have the authority and responsibility for the conduct of the day-to-day operations of the business.
The number of directors that constitutes our Board is fixed from time to time by a resolution adopted by the affirmative vote of a majority of the authorized number of directors at any regular or special meeting of our Board. On an annual basis, the Corporate Governance and Nominating Committee will consider the size and composition of our Board and report to our Board the results of its review and any recommendations for change. Currently, our Board is fixed at eight directors. Our directors stand for election at each annual meeting of the stockholders and serve on our Board until the next annual meeting of the stockholders and until a successor has been duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
How are nominees evaluated? What are the minimum qualifications?
The Corporate Governance and Nominating Committee is responsible for recommending to the Board the type of skills and qualifications required of directors, based on our needs from time to time. In evaluating candidates for director, the Corporate Governance and Nominating Committee may consider several factors, including relevant experience, education, independence, commitment, compatibility with the Chief Executive Officer and the Board culture, prominence and understanding of the Company’s business, as well as any other factors it deems relevant. The Board will nominate individuals to serve on our Board only from director candidates screened and approved by the Corporate Governance and Nominating Committee and recommended to the Board.
The directors’ experiences, qualifications and skills that the Corporate Governance and Nominating Committee considered in their nomination are included in their individual biographies.
What role does diversity play in the selection of members of our Board?
In evaluating potential candidates for Board membership, the Corporate Governance and Nominating Committee considers, among other things, relevant experience, education, independence and commitment. Our Board will also consider diversity in their assessment of potential candidates, including diversity of personal background, professional experience, qualifications and skills. Our Board believes that diversity is important because various points of view contribute to an outstanding, dynamic, diverse, and effective Board. Among our eight nominees for election to the Board, three self-identify as women and two self-identify as individuals from underrepresented communities (meaning, an individual who self-identifies as Black, African American, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian, or Alaska Native, or who self-identifies as gay, lesbian, bisexual, or transgender). We are in compliance with California Senate Bill 826 and California Assembly Bill 979, which require public companies with a principal executive office in California to meet specific gender, ethnic/racial and sexual orientation diversity requirements on their boards.
Diversity Matrix. The following table summarizes certain self-identified characteristics of our directors, in accordance with Nasdaq Listing Rules 5605(f) and 5606. Each term used in the table has the meaning given to it in the rule and related instructions.

ClearPoint Neuro, Inc. Board Diversity Matrix as of April 11, 2022
Total Number of Directors	8
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	3	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	1
Did Not Disclose Demographic Background	0
Who are the nominees this year?
Upon the recommendation of the Corporate Governance and Nominating Committee, our Board has nominated the following eight persons to serve as directors: Joseph M. Burnett, R. John Fletcher, Lynnette C. Fallon, Pascal E.R. Girin, B. Kristine Johnson, Matthew B. Klein, Linda M. Liau and Timothy T. Richards. If elected, each nominee identified above will serve on our Board until the 2023 Annual Meeting of Stockholders or until his or her earlier death, resignation or removal. We anticipate that each of these nominees will be available for election, but if a situation arises in which he or she is unavailable, the proxy will be voted in accordance with the best judgment of the named proxies unless directed otherwise.
What are the backgrounds and qualifications of this year’s nominees?
Information about the following eight individuals nominated as directors is provided below.

Director Nominees	Age
Joseph M. Burnett	45
R. John Fletcher	76
Lynnette C. Fallon	62
Pascal E.R. Girin	62
B. Kristine Johnson	70
Matthew B. Klein	50
Linda M. Liau	55
Timothy T. Richards	64
Joseph M. Burnett joined us as President and Chief Executive Officer and became a member of our Board of Directors in November 2017. Before joining our Company, Mr. Burnett served as Vice President and General Manager of Neuro Diagnostics and Therapy at Royal Philips, a publicly-traded global health technology company, since March 2016. Prior to serving in such role, Mr. Burnett was the Senior Vice President and Business Leader of Image Guided Therapy Devices at Royal Philips and General Manager of Volcano Corporation (a Royal Philips company) from February 2015 to March 2016. Before joining Royal Philips, Mr. Burnett worked for Volcano Corporation, where he served in various positions from November 2004 to February 2015, most recently as Executive Vice President and General Manager of its Coronary & Systems Business Unit. Prior to joining Volcano Corporation, Mr. Burnett served as an R&D Engineer and Product Manager at Guidant Corporation from August 1999 to November 2004 and worked as a Bio-Medical Engineering Researcher at Duke University from May 1998 to May 1999. Mr. Burnett holds an MBA from The Fuqua School of Business at Duke University and a B.S.E. degree in Bio-Medical Engineering from Duke University. As our Chief Executive Officer, and as a result of his substantial leadership experience and expertise in the medical device industry and neurology, we believe Mr. Burnett offers a unique understanding of our business and industry that is invaluable to our Board.

R. John Fletcher joined our Board in May 2017 and currently serves as Chairman of our Board. Mr. Fletcher founded Fletcher Spaght in 1983 where, as Managing Partner emeritus, he remains active in both the consulting practice and venture capital activities, with analytical insights and creative solutions derived from his years of experience with clients, portfolio companies and the investment community. Mr. Fletcher works across Fletcher Spaght’s practice groups, with a focus on healthcare. He has particular interests in devices, specifically in cardiology, cardiac surgery, and orthopedics, as well as in biopharma and healthcare IT. Prior to founding Fletcher Spaght, Mr. Fletcher was a Senior Manager at The Boston Consulting Group, advising a broad range of companies in healthcare and high technology industries. Mr. Fletcher serves on the Boards of Directors of KORU Medical Systems, Vyant Bio, and Metabolon, and served on the Board of Directors of Spectranetics until it was acquired by Royal Philips in August 2017. He serves on the Board of Advisors of Beth Israel Deaconess Medical Center and the Whitehead Institute at MIT. Mr. Fletcher received his MBA from Southern Illinois University, and a BBA in Marketing from George Washington University. He was an Instructor for courses in international business and a PhD Candidate at the Wharton School of the University of Pennsylvania. He served as a Captain and jet pilot in the U.S. Air Force and continues to be active in aviation. Mr. Fletcher brings strategic insight, leadership and a wealth of experience in healthcare to our Board. He has experience as a director on several publicly traded company Boards. Mr. Fletcher was named 2018 Director of the Year by The National Association of Corporate Directors (NACD) for his work leading to the turnaround at Spectranetics, as well as his contributions leading the success of other companies.
Lynnette C. Fallon joined our Board in July 2021. Ms. Fallon is Executive Vice President, HR/Legal, General Counsel and Secretary of Axcelis Technologies, Inc. (Nasdaq: ACLS), a provider of equipment and service solutions for the semiconductor manufacturing industry, with locations in 8 countries. Ms. Fallon has held her current position since May 2005, having initially joined Axcelis in 2001 as a Senior Vice President and General Counsel. As a member of Axcelis’ executive team for more than 20 years, Ms. Fallon has been involved with business development, financial and tax management, investor relations, public offerings, M&A, risk management, executive compensation, and all aspects of international corporate compliance. Before joining Axcelis, Ms. Fallon worked at the Boston law firm of Palmer & Dodge LLP, as a partner since 1992, prior to which she was an associate since 1987. During her more than 10 years at Palmer & Dodge, Ms. Fallon’s work was primarily for clients in the biotech industry. She was head of Palmer & Dodge’s business law department for the three years prior to joining Axcelis. Ms. Fallon’s M&A and financial transaction experience began in 1984 at a Wall Street boutique firm, doing tax-driven LBOs, venture capital and private equity transactions. She holds a J.D., cum laude, from the School of Law at Boston University and a B.A. with departmental and general honors, Phi Beta Kappa, from Vassar College. We believe that Ms. Fallon is qualified to serve on our Board given her extensive business and leadership experience and her legal expertise.
Pascal E.R. Girin joined our Board in September 2014. Mr. Girin possesses over two decades of management and executive experience in the field of medical technology. Since September 2016, Mr. Girin has served as President and CEO of Balt SAS, a private company specialized in the treatment of neurovascular diseases, where he was recruited to lead the company’s global expansion. Mr. Girin served as Executive Vice President and Chief Operating Officer of Wright Medical Technology, Inc. from November 2012 until October 2015, at which time the company successfully merged with Tornier N.V. and formed Wright Medical Group N.V. Prior to joining Wright Medical, Mr. Girin served as President and Chief Executive Officer of Keystone Dental Inc. from February 2011 to June 2012, at which time the company successfully merged with Southern Implants Inc. From October 2010 to February 2011, Mr. Girin served as Executive Vice President and Chief Operating Officer of Keystone Dental Inc. From July 2010 to September 2010, Mr. Girin served as Chief Operating Officer of ev3 Inc. following its acquisition by a wholly owned subsidiary of Covidien Group S.a.r.l. Prior to that time, Mr. Girin served as Executive Vice President and Chief Operating Officer of ev3 Inc. from January 2010 to July 2010, as Executive Vice President and President, Worldwide Neurovascular and International of ev3 Neurovascular Inc. from July 2008 to January 2010, as Senior Vice President and President, International of ev3 International from July 2005 to July 2008, and as General Manager, Europe of ev3 Inc. from September 2003 to July 2005. From September 1998 to August 2003, Mr. Girin served in various capacities at BioScience Europe Baxter Healthcare Corporation, most recently as Vice President. Mr. Girin received an engineering education at the French Ecole des Mines. From November 2010 until November 2, 2012, Mr. Girin had served as a director of Tornier N.V., a publicly traded global medical device company, as well as a member of its Nominating, Corporate Governance and Compliance Committee. With nearly three decades of experience as an executive and director in the medical device industry, both in the U.S. and in Europe, we believe Mr. Girin brings invaluable industry experience and leadership qualities to our Board, as well as insight into international markets.
B. Kristine Johnson joined our Board in September 2019. Ms. Johnson is President and General Partner of Affinity Capital Management, a venture capital firm that invests primarily in seed and early-stage health care companies in the U.S. She has held this position since 2000. Prior to working for Affinity Capital Management, Ms. Johnson was employed for seventeen years at Medtronic, Inc., a manufacturer of cardiac pacemakers, neurological and spinal devices and other medical products, serving most recently as Senior Vice President and Chief Administrative Officer from 1998 to 1999. Her experience at Medtronic also includes service as President of the Vascular business and President of the Tachyarrhythmia Management business, among other roles. Ms. Johnson is Board Chair of Atricure, Inc. and also serves on the Boards of Directors of ViewRay, Inc. and Paragon28, Inc. She was previously lead director of the Piper Sandler Board and was recognized in 2018 by NACD for excellence in the boardroom. Ms. Johnson earned a bachelor’s degree, summa cum laude, from St. Olaf College. She is also a recipient of the college’s Distinguished Alumni Award. We believe that Ms. Johnson’s extensive experience with health care companies and her leadership experience qualify her to serve on our Board.
Matthew B. Klein joined our Board in April 2020. Dr. Klein has been the Chief Operating Officer at PTC Therapeutics, Inc., or “PTC,” since January 2022. Dr. Klein joined PTC in October 2019 as Global Head Gene and Mitochondrial Therapies and became Chief Development Officer in April 2020. Prior to joining PTC, Dr. Klein was Chief Executive Officer and a Director of BioElectron Technology Corporation, or “BioElectron,” from 2018 to 2019. Dr. Klein served as the Chief Medical Officer of BioElectron from 2013 to 2019 and was Senior Vice President, Clinical Science at BioElectron from 2012 to 2013. Dr. Klein has a BA from the University of Pennsylvania, an MD from Yale University School of Medicine and an MS in epidemiology from the University of Washington School of Public Health. We believe that Dr. Klein is qualified to serve on our Board because of his medical background, leadership experience and gene therapy and biopharmaceutical industry expertise.
Linda M. Liau joined our Board in November 2021. She is Professor and W. Eugene Stern Chair of the Department of Neurosurgery at the David Geffen School of Medicine at UCLA. She is also the Co-Director of the UCLA Brain Tumor Center and Principal Investigator and Director of the NCI-designated UCLA Brain Tumor SPORE (Specialized Program of Research Excellence). Dr. Liau has authored over 200 peer-reviewed research articles and is internationally recognized for her achievements in understanding the immunology of malignant brain tumors and pioneering the use of dendritic cell-based vaccines for glioblastoma. Clinically, she has developed novel ways to map brain function during awake brain tumor surgeries using functional MRI (fMRI) correlates and specializes in surgery for brain tumors in eloquent areas. Dr. Liau received her BS and BA degrees from Brown University. She earned her MD degree from Stanford University and a PhD in Neuroscience from UCLA. After completing her residency and fellowship training in neurosurgery at UCLA, she joined the faculty at the UCLA School of Medicine. While practicing, she earned an MBA from the UCLA Anderson School of Management. We believe that Dr. Liau’s expertise in neurosurgery and her vast leadership experience qualify her to serve on our Board.
Timothy T. Richards joined our Board in March 2014. Mr. Richards serves as the Chief Business Officer at Jana Care, a venture capital funded company focused on chronic kidney and heart disease testing and monitoring. Prior to joining Jana Care, Mr. Richards was Chief Commercial Officer for YourBio Health (formerly Seventh Sense BioSystems, Inc.), and former President of Facet Technologies, LLC, a privately held supplier to major diagnostic companies. Additionally, Mr. Richards held executive-level positions within the Covidien organization, first as U.S. President of the Patient Care & Safety Products business unit and subsequently as President of VNUS Medical Technologies following its acquisition by Covidien in 2009. From October 2003 through October 2008, Mr. Richards served as Senior Vice President, Chief Marketing Officer and a member of the Executive Board of B. Braun Medical, Inc. Before joining B. Braun Medical, he held a number of progressive leadership positions throughout the U.S. and in Asia with Becton Dickinson and Company. We believe Mr. Richards brings to our Board extensive leadership experience and expertise in general management, manufacturing and R&D operations, commercial management and strategy in relevant markets and technologies.
How are our directors compensated?
Board Fees
Directors who are our employees are not entitled to receive any fees for serving as directors. Directors who are not our employees receive the following Board and Committee fees:

Board of Directors:
Annual retainer for chairperson	$75,000
Annual retainer per director	$40,000

Audit Committee:
Annual retainer for chairperson	$20,000
Annual retainer for other members	$10,000

Compensation Committee:
Annual retainer for chairperson	$15,000
Annual retainer for other members	$7,500

Corporate Governance and Nominating Committee:
Annual retainer for chairperson	$12,000
Annual retainer for other members	$7,500
The above retainers are paid in quarterly installments, in arrears. Each director may elect to have us pay all or a portion of the director’s fees in shares of our common stock, in lieu of cash, in accordance with the rules and procedures established from time to time by our Board. We also reimburse each director for reasonable travel and other expenses in connection with attending Board meetings.
Equity Awards
Upon an individual becoming a non-employee director for the first time, the new director will receive an equity grant valued at $120,000, of which one half of this equity grant will be in the form of a stock option grant and the remaining half of the equity grant will be in the form of a restricted stock award. Such options and restricted stock awards will vest on the first anniversary of the grant. Any individual who serves as a non-employee director on the day following an annual meeting of our stockholders will receive an equity grant valued at $120,000, of which one half of this equity grant will be in the form of a stock option grant and the remaining half of the equity grant will be in the form of a restricted stock award. Such options and restricted stock will vest on the earlier of the first anniversary of the grant date or the day immediately preceding the next annual meeting of stockholders. The exercise price of all options granted to directors will equal the “fair market value” of our common stock on the date of grant.
Are there stock ownership guidelines for our directors and executive officers?
Yes, to further align the interests of our directors and executive officers with our stockholders and to promote the Company’s commitment to sound corporate governance, we adopted the ClearPoint Neuro, Inc. Executive Officer and Director Stock Ownership Guidelines in June 2021. Pursuant to these guidelines, each executive officer and director is required to be in compliance with the guidelines by the later of the date the guidelines were adopted or five years from their appointment to an executive position or the board. Our Chief Executive Officer is required to own shares with a value equal to 500% of his base salary. The requirement for the Section 16 officers is to own shares with a value equal to 300% of their base salary and for non-employee directors, 400% of their annual base retainer, excluding committee retainers, if any. Under the guidelines, beneficial ownership includes shares owned directly by the individual or the individual’s family members residing in the same household; shares held in trust for the benefit of the individual, the individual’s family members residing in the same household; and vested stock options and other awards.
Are there any family relationships between our directors and our executive officers?
There are no family relationships between or among any of our directors and executive officers.
How many votes are needed to elect directors?
The eight nominees receiving the most “FOR” votes among votes properly cast at the Annual Meeting or by proxy at the Annual Meeting will be elected to serve on our Board (assuming a quorum of a majority of the outstanding shares of common stock is present).

What does the Board recommend?
THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR IDENTIFIED ABOVE.

GOVERNANCE OF THE COMPANY
What is corporate governance and how do we implement it?
Corporate governance is a set of rules established by us to ensure that our directors, executive officers and employees conduct our business in a legal, impartial and ethical manner. Our Board has a strong commitment to sound and effective corporate governance practices. We are incorporated under the laws of the state of Delaware, and our common stock is listed on The Nasdaq Capital Market, which has requirements that a majority of our Board be independent. Accordingly, for purposes of determining independence, we are subject to the provisions of Nasdaq Marketplace Rule 5605. Our management and our Board have reviewed and continue to monitor our corporate governance practices in light of Delaware corporate law, U.S. federal securities laws and Nasdaq Marketplace Rule 5605.
What documents establish and implement our corporate governance practices?
We adopted the charters of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, Code of Business Conduct and Ethics, Guidelines on Governance Issues, Guidelines for Corporate Disclosure, Related Party Transactions Policy, Insider Securities Trading Compliance Policy and Compliance Reporting (Whistleblower) Policy for the purpose of increasing transparency in our governance practices as well as promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by us, and promoting compliance with all applicable rules and regulations that apply to us and our officers and directors.
Our Code of Business Conduct and Ethics applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and directors. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of such provisions, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, persons performing similar functions or our directors on our website at www.clearpointneuro.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.
Where can I access the Company’s corporate governance documents?
The charters of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee may be accessed at the “Investors” tab of our website at www.clearpointneuro.com, as well as our Code of Business Conduct and Ethics and Third Amended and Restated Bylaws. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. In addition, any stockholder or other interested party may request, without charge, a copy of our corporate governance documents by submitting a written request for any of such materials to ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075.
How often did our Board meet in 2021?
Our Board held nine meetings during 2021. Directors are expected to attend each meeting of our Board and each meeting of those Committees on which they serve. All directors attended 75% or more of the total number of meetings of the Board and those Committees on which they served during the period in which they served as directors in 2021. In addition to meetings, our Board and its Committees review and act upon matters through written consent procedures.
Our 2021 Annual Meeting of Stockholders was held on June 3, 2021, and four members of our Board attended our 2021 Annual Meeting of Stockholders. We have a policy for attendance by members of our Board at our stockholder annual meetings that encourages directors, if practicable and time permitting, to attend our stockholder annual meetings. We expect that all of our Board members will attend the 2022 Annual Meeting of Stockholders, if possible.
Who are our independent directors?
Since our common stock is listed on The Nasdaq Capital Market, for purposes of determining director independence, we are subject to the provisions of the Nasdaq Marketplace Rules. Our Board undertook a review of the composition of our Board and its Committees and the independence of each director. Based upon information requested from and provided by each director concerning the director’s background, employment and affiliations, including family relationships, our Board has determined that none of Drs. Klein and Liau, Messrs. Fletcher, Girin and Richards or Mss. Fallon and Johnson, representing seven of the eight directors who are nominated for re-election at the Annual Meeting, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. In making such determination, our Board considered the relationships that each such director has with us and all other facts and circumstances the Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each director.
What is the leadership structure of the Board, and why is it appropriate for the Company?
Mr. Fletcher presently serves as the Chairman of the Board. Mr. Burnett currently serves as our Chief Executive Officer. Our Board does not have a fixed policy as to whether the role of the Chief Executive Officer and Chairman of the Board should be separate. When the Chairman of the Board is not “independent” within the meaning of Rule 5605(a)(2) of the Nasdaq Marketplace Rules, the chairperson of our Corporate Governance and Nominating Committee, who is independent, acts ex officio as the Lead Independent Director of the Board, with the responsibility for coordinating the activities of the other independent directors and for performing the duties specified in our Guidelines on Governance Issues and such other duties as are assigned from time to time by the Board.
The Lead Independent Director has broad responsibility and authority, including, without limitation, to:
•serve as the principal liaison on Board-wide issues between the independent members of the Board and the Chairman of the Board;
•preside at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent members of the Board; and
•call meetings of the independent members of the Board.
Our Board has determined that the current separation of Chairman of the Board and Chief Executive Officer is the most appropriate structure at this time as it provides an effective balance between oversight of management and day-to-day leadership. The Board may, at a future date, combine the Chairman of the Board and Chief Executive Officer roles if the Board determines that such a leadership structure would be more beneficial.
What role does our Board play in the oversight of risk management?
Our Board implements its risk oversight function both as a whole and through its Committees. Our Board and the Committees to which it has delegated responsibility conduct risk assessments and discuss identified risks and how to eliminate or mitigate such risks.
Our Board and its Committees oversee risks associated with their respective principal areas of focus, as summarized below. All Committees report to the full Board as appropriate, including when a matter rises to the level of a material risk.

Board/Committee	Primary Areas of Risk Oversight
Full Board
Strategic, financial and execution risks associated with annual operating and long-term strategic plans, major litigation and regulatory exposures and other current matters that may present material risk to our operations, plans, prospects or reputation.

Audit Committee	Risks relating to our financial statements, financial reporting process, accounting and legal matters.

Compensation Committee	Risks related to our compensation structure and benefits plan administration.

Corporate Governance and Nominating Committee	Risks relating to our corporate governance policies and programs and succession planning.
While our Board and its Committees oversee our risk management, our management is responsible for day-to-day risk management. Management communicates with our Board and its Committees on any material risks and how they are being managed.

How can you communicate with our Board?
Stockholders and other interested parties may send communications to our Board or any Committee of the Board by writing to the Board or the Committee, c/o ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075. The Corporate Secretary will distribute all stockholder and other interested party communications to the intended recipients and/or distribute to the entire Board, as appropriate.
In addition, stockholders and other interested parties may also contact the Chairman of the Board of Director or the non-management directors as a group by writing to the Chairman of the Board of Directors, c/o ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075. The Corporate Secretary will forward all stockholder and other interested party communications to the Chairman of the Board of Directors who will review and, if addressed to the non-management directors, distribute all stockholder and other interested party communications to the non-management directors as a group.
What are our complaint procedures?
Complaints and concerns about our accounting, internal accounting controls or auditing matters may be submitted to ClearPoint Neuro, Inc., Attention: Audit Committee Chair, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075. Alternatively, complaints and concerns about our accounting, internal accounting controls or auditing matters may be submitted, confidentially and anonymously, by calling our Whistleblower Hotline at (877) 778-5463 or by using our confidential web-based service at www.reportit.net.
What committees have been established by our Board?
Our Board currently has three standing Committees: the Audit Committee; the Compensation Committee; and the Corporate Governance and Nominating Committee.
What are the responsibilities of the Audit Committee?
Our Audit Committee currently consists of Messrs. Fletcher and Girin, Ms. Fallon and Dr. Klein. Mr. Girin serves as the Chair of our Audit Committee.
The functions of the Audit Committee include:
•overseeing the audit and other services of our independent registered public accounting firm and being directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm, who will report directly to the Audit Committee;
•reviewing and pre-approving the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services;
•overseeing compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, as required;
•reviewing our annual and quarterly financial statements and reports and discussing the financial statements and reports with our independent registered public accounting firm and management;
•reviewing and approving all related person transactions pursuant to our Related Party Transactions Policy;
•reviewing with our independent registered public accounting firm and management significant issues that may arise regarding accounting principles and financial statement presentation, as well as matters concerning the scope, adequacy and effectiveness of our internal control over financial reporting;
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters; and
•preparing the Audit Committee report for inclusion in our proxy statement for our annual meeting.
Our Board has determined that Mr. Fletcher is an audit committee financial expert within the meaning of SEC rules. Furthermore, our Board has determined that all the members of the Audit Committee satisfy the independence, experience and other requirements established by the Nasdaq Marketplace Rules, which were adopted by the Company. Our Audit Committee met four times during 2021. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee. A copy of the charter for our Audit Committee is posted on our website at www.clearpointneuro.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.
What are the responsibilities of the Compensation Committee?
Our Compensation Committee currently consists of Dr. Klein, Ms. Johnson and Mr. Richards. Ms. Johnson serves as the Chair of our Compensation Committee.
The functions of the Compensation Committee include:
•determining the compensation and other terms of employment of our Chief Executive Officer and other executive officers and reviewing and approving our performance goals and objectives relevant to such compensation;
•administering and implementing our incentive compensation plans and equity-based plans, including approving option grants, restricted stock awards and other equity-based awards;
•evaluating and recommending to our Board the equity incentive compensation plans, equity-based plans and similar programs advisable for us, as well as modifications or terminations of our existing plans and programs;
•reviewing and approving the terms of any employment-related agreements, severance arrangements, change-in-control and similar agreements/provisions, and any amendments, supplements or waivers to the foregoing agreements, with our Chief Executive Officer and other executive officers;
•to the extent required, reviewing and discussing the Compensation Discussion & Analysis for our annual report and proxy statement with management and determining whether to recommend to our Board of Directors the inclusion of the Compensation Discussion & Analysis in the annual report and proxy statement; and
•to the extent required, preparing a report on executive compensation for inclusion in our proxy statement for our annual meeting.
Each member of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, or the “Code.” Furthermore, our Board has determined that Dr. Klein, Ms. Johnson and Mr. Richards each satisfy the independence standards for compensation committees established by the Nasdaq Marketplace Rules. Our Compensation Committee met six times during 2021. A copy of the charter for our Compensation Committee is posted on our website at www.clearpointneuro.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.
With respect to director compensation, our Compensation Committee is responsible for reviewing the compensation paid to members of the Board and recommending modifications to Board compensation that the Compensation Committee determines are appropriate and advisable to the Board for its approval from time to time. In this regard, the Compensation Committee may request that management report to the Compensation Committee periodically on the status of the Board’s compensation in relation to other similarly situated companies.
In determining compensation for our executive officers, the Compensation Committee typically considers, but is not required to accept, the recommendations of our Chief Executive Officer regarding the performance and proposed base salary and bonus and equity awards for the other executive officers, as well as himself. The Compensation Committee may also request the assistance of our Chief Financial Officer in evaluating the financial, accounting and tax implications of various compensation awards paid to the executive officers. However, our Chief Financial Officer does not determine the amounts or types of compensation paid to the executive officers. Our Chief Executive Officer and certain of our other executive officers may attend Compensation Committee meetings, as requested by the Compensation Committee. None of our executive officers, including our Chief Executive Officer, attend any portion of the Compensation Committee meetings during which the executive officer’s compensation is established and approved.
Our Compensation Committee also has the authority to engage its own external compensation consultant as needed and engaged Haigh & Company as an independent consultant in 2021. We conducted a conflict of interest assessment prior to the Compensation Committee engaging Haigh & Company, which verified, in our Compensation Committee’s judgment, Haigh & Company’s independence and that no conflicts of interest existed. During 2021, Haigh &

Company provided information, analysis and advice on our ClearPoint Neuro, Inc. Non-Employee Director Compensation Plan. In consideration of Haigh & Company's advice, our Board, upon recommendation of our Compensation Committee, approved modifications to the annual cash and equity compensation for non-employee directors of our Company. During 2021, Haigh & Company also provided benchmarking data for the executive officers and senior leadership team. The data included information on the type and level of compensation provided by peer companies for various positions. The data was considered by the Compensation Committee and informed its actions with respect to salary and bonus for the Company's executive officers and senior leadership team.
What are the responsibilities of the Corporate Governance and Nominating Committee?
Our Corporate Governance and Nominating Committee currently consists of Messrs. Fletcher, Girin and Richards and Ms. Fallon. Mr. Richards serves as the Chair of our Corporate Governance and Nominating Committee.
The functions of the Corporate Governance and Nominating Committee include:
•evaluating director performance on the Board and applicable Committees of the Board;
•interviewing, evaluating, nominating and recommending individuals for membership on our Board;
•evaluating nominations by stockholders of candidates for election to our Board;
•reviewing and recommending to our Board any amendments to our corporate governance documents; and
•making recommendations to the Board regarding management succession planning.
Our Board has determined that Messrs. Fletcher, Girin and Richards and Ms. Fallon each satisfy the independence standards for corporate governance and nominating committees established by the Nasdaq Marketplace Rules. The Corporate Governance and Nominating Committee met five times during 2021. A copy of the charter for our Corporate Governance and Nominating Committee is posted on our website at www.clearpointneuro.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.
When evaluating director candidates, the Corporate Governance and Nominating Committee may consider several factors, including relevant experience, education, independence, and commitment. The Corporate Governance and Nominating Committee will also consider diversity in their assessment of potential candidates, including diversity of personal background, professional experience, qualifications and skills. The Corporate Governance and Nominating Committee makes a recommendation to the full Board as to any person it believes should be nominated by our Board, and our Board determines the nominees after considering the recommendation and report of the Corporate Governance and Nominating Committee. During 2021, the Corporate Governance and Nominating Committee did not engage any third party to assist it in identifying or evaluating nominees for election to our Board.
Any director or executive officer of the Company may recommend a candidate to the Corporate Governance and Nominating Committee for its consideration. The Corporate Governance and Nominating Committee will also consider nominees to our Board recommended by stockholders if stockholders comply with the advance notice requirements in our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver timely written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act and certain other information, including: the name and address of the stockholder delivering the notice as it appears on our books; the class and number of shares owned beneficially and of record by such stockholder; information about derivative instruments beneficially owned by such stockholder and any opportunity to profit or share in any profit derived from any increase or decrease in the value of the shares of our stock; any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder has a right to vote any shares of our stock; any short interest in any of our securities held by such stockholder; any rights to dividends on shares of our stock owned beneficially or of record by such stockholder that are separated or separable from the underlying shares of stock; any proportionate interest in shares of our stock or derivative instruments held by a general or limited partnership in which such stockholder is, or owns a beneficial interest in, the general partner; any performance-related fees to which such stockholder is entitled based on the value of our securities; any arrangement or understanding between such stockholder and the proposed nominee; and whether such stockholder intends to deliver a solicitation notice, as more fully described in our bylaws. The foregoing summary does not include all requirements a stockholder must satisfy in order to nominate a candidate to our Board. Stockholders who wish to recommend a nominee to our Board should carefully read our bylaws, which are available at the “Investors” tab of our website at www.clearpointneuro.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.
Stockholder nominations must be submitted in accordance with the deadlines set forth under the caption “STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING” located on page 41 of this Proxy Statement. Stockholder nominations should be sent to ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075.

DIRECTOR COMPENSATION
The following table and accompanying footnotes set forth information with respect to the compensation of our non-employee directors in 2021.

Name	Fees Earned or Paid in Cash ($)		Option Awards ($) (1)		Stock Awards ($) (2)		All Other Compensation ($)	Total ($)
Kimble L. Jenkins(3)	5,431	(4)	—		—		—	5,431
R. John Fletcher	76,633	(5)	61,726	(6)	60,000	(7)	—	198,359
Lynnette C. Fallon	22,917		61,321	(8)	59,994	(9)	—	144,232
Pascal E.R. Girin	58,375	(10)	61,726	(6)	60,000	(7)	—	180,101
B. Kristine Johnson	47,917	(11)	61,726	(6)	60,000	(7)	—	169,643
Matthew B. Klein	28,750		61,726	(6)	60,000	(7)	—	150,476
Linda M. Liau	6,667		57,843	(12)	59,989	(13)	—	124,499
Timothy T. Richards	53,583	(14)	61,726	(6)	60,000	(7)	—	175,309
John N. Spencer, Jr.(15)	20,833	(16)	—		—		—	20,833
______________________
(1)These amounts do not represent cash compensation paid to the named individuals. These non-cash amounts represent the aggregate grant date fair value of option awards computed in accordance with the SEC’s Staff Accounting Bulletin 107. As such, they vary slightly from the $60,000 value approved by the Board for these option grants. For a discussion of the assumptions made in the valuation of the awards, see the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Critical Accounting Estimates–Share-Based Compensation” and Note 2 to the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.
(2)These amounts do not represent cash compensation paid to the named individual. These non-cash amounts represent the aggregate grant date fair value of the restricted stock awards as computed in accordance with the SEC’s Staff Accounting Bulletin 107. For a discussion of the assumptions made in the valuation of the awards, see the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Critical Accounting Estimates–Share-based Compensation” and Note 2 to the audited financial statements included our Annual Report on Form 10-K for the year ended December 31, 2021.
(3)Mr. Jenkins retired from the Board effective February 4, 2021.
(4)Under our Non-Employee Director Compensation Plan, Mr. Jenkins elected to receive 69 shares of our common stock in lieu of cash fees totaling $1,459.
(5)Under our Non-Employee Director Compensation Plan, Mr. Fletcher elected to receive 4,802 shares of our common stock in lieu of cash fees totaling $76,633.
(6)Represents the grant date fair value of a stock option grant following our 2021 Annual Meeting of Stockholders, which entitles the director to purchase 6,006 shares of our common stock at an exercise price of $19.98 per share.
(7)Represents the grant date fair value of restricted stock awarded following our 2021 Annual Meeting of Stockholders, of 3,003 shares.
(8)Represents the grant date fair value of a stock option grant upon Ms. Fallon’s appointment to the Board, which entitled Ms. Fallon to purchase 7,172 shares of our common stock at an exercise price of $16.73 per share.
(9)Represents the grant date fair value of restricted stock awarded upon Ms. Fallon’s appointment to the Board, of 3,586 shares.
(10)Under our Non-Employee Director Compensation Plan, Mr. Girin elected to receive 1,818 shares of our common stock in lieu of cash fees totaling $29,334.
(11)Under our Non-Employee Director Compensation Plan, Ms. Johnson elected to receive 1,490 shares of our common stock in lieu of cash fees totaling $24,051.
(12)Represents the grant date fair value of a stock option grant upon Dr. Liau’s appointment to the Board, which entitled Dr. Liau to purchase 6,696 shares of our common stock at an exercise price of $17.51 per share.
(13)Represents the grant date fair value of restricted stock awarded upon Dr. Liau’s appointment to the Board, of 3,246 shares.
(14)Under our Non-Employee Director Compensation Plan, Mr. Richards elected to receive 1,655 shares of our common stock in lieu of cash fees totaling $26,901.
(15)Mr. Spencer retired from the Board effective as of June 3, 2021.
(16)Under our Non-Employee Director Compensation Plan, Mr. Spencer elected to receive 524 shares of our common stock in lieu of cash fees totaling $10,657.

PROPOSAL NO. 2
RATIFICATION OF THE APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Has the Audit Committee selected our independent registered public accounting firm for 2022?
The Audit Committee appointed Cherry Bekaert LLP as our independent registered public accounting firm to audit and express an opinion our financial statements for the fiscal year ending December 31, 2022.
Is stockholder approval required for the appointment of our independent registered public accounting firm for 2022?
Stockholder ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm is not required by our bylaws or other governing documents. The Board is submitting the appointment of Cherry Bekaert LLP to our stockholders for ratification as a matter of good corporate governance. However, the Audit Committee is not bound by a vote either “FOR” or “AGAINST” the proposal. The Audit Committee will consider a vote “against” Cherry Bekaert LLP by our stockholders in selecting our independent registered public accounting firm in the future. Even if our stockholders do ratify the appointment, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interest of us and our stockholders.
Will representatives of Cherry Bekaert LLP attend the Annual Meeting?
Representatives of Cherry Bekaert LLP are not expected to be present at the Annual Meeting.
What fees were paid to our independent registered public accounting firm in 2020 and 2021?
The following table sets forth the aggregate fees billed to us for audit and other services rendered by Cherry Bekaert LLP, our independent registered public accounting firm, for the years ended December 31, 2020 and 2021.

Year	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees	Total Fees
2020	$151,300	—	—	—	$151,300
2021	$210,950	—	—	—	$210,950
______________________
(1)“Audit Fees” consist of fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements. “Audit Fees” also include fees for services provided in connection with other statutory or regulatory filings or engagements, such as consents and review of documents filed with the SEC.
(2)“Audit-Related Fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported as “Audit Fees.”
(3)“Tax Fees” consist of fees for professional services provided in connection with tax compliance, tax advice and tax planning, including tax return preparation.
How does the Audit Committee pre-approve services provided by our independent registered public accounting firm?
Applicable SEC rules require the Audit Committee to pre-approve audit and non-audit services provided by our independent registered public accounting firm. In 2010, our Audit Committee began pre-approving all services by our independent registered public accounting firm and has pre-approved all new services since that time, including, without limitation, all of the services referenced in the table above for 2020 and 2021. The Audit Committee does not delegate its responsibilities under the Exchange Act to our management. The Audit Committee has delegated to the Chair of the Audit Committee the authority to grant pre-approvals of audit services of up to $25,000, provided that any such pre-approvals are required to be presented to the full Audit Committee at its next scheduled meeting.
How many votes are needed to approve Proposal No. 2?
Approval of the proposal to ratify the appointment of Cherry Bekaert LLP requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (assuming a quorum of a majority of the outstanding shares of common stock is present). However, the Audit Committee is not bound by a vote either “FOR” or “AGAINST” the proposal.
What does the Board recommend?
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD (1)
Management is responsible for: the preparation, presentation and integrity of our financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or “PCAOB,” and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the Audit Committee has reviewed and discussed with our management and our independent registered public accounting firm, Cherry Bekaert LLP, the audited financial statements of the Company for 2021, including the quality and acceptability of our financial reporting and controls; has discussed with Cherry Bekaert LLP matters required to be discussed by PCAOB standards; has received the written disclosures and the letter from Cherry Bekaert LLP required by the applicable requirements of the PCAOB regarding its communications with the Audit Committee concerning independence; and has discussed with Cherry Bekaert LLP their independence from the Company.
Based upon the Audit Committee’s review and discussions with our management and Cherry Bekaert LLP, subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter of the Audit Committee, the Audit Committee recommended that our Board include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC.
The Audit Committee has also recommended the reappointment of our independent registered public accounting firm, Cherry Bekaert LLP.
Audit Committee
Pascal E.R. Girin, Chair
Lynnette C. Fallon
R. John Fletcher
Matthew Klein
(1)The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

PROPOSAL NO. 3
ADVISORY (NON-BINDING) VOTE TO
APPROVE EXECUTIVE COMPENSATION
How often is an advisory (non-binding) vote to approve executive compensation held?
At our 2019 Annual Meeting of Stockholders, our stockholders expressed their preference for an annual advisory (non-binding) vote to approve executive compensation. Accordingly, the Board determined that, every year until the next vote on the frequency of such advisory vote, we will hold a vote to approve the executive compensation of our named executive officers on an advisory basis. In accordance with Section 14A of the Exchange Act and as a matter of good corporate governance, the Board is asking our stockholders to vote on an advisory resolution to approve the compensation of our named executive officers as reported in the Proxy Statement. Accordingly, the following advisory resolution is being submitted to our stockholders for approval at the Annual Meeting:
RESOLVED, that the stockholders of ClearPoint Neuro, Inc. approve, on an advisory (non-binding) basis, the compensation of our named executive officers disclosed in the Proxy Statement for the Company’s 2022 Annual Meeting of Stockholders.
How is executive compensation determined?
The compensation of our named executive officers is designed to tie a significant percentage of an executive’s compensation to the attainment of financial and other performance measures that the Board believes promote the creation of long-term stockholder value and position the Company for long-term success. As described more fully in the “Executive Compensation” section of the Proxy Statement, the mix of fixed and performance-based compensation, the terms of long-term incentive awards and the terms of executives’ employment agreements are designed to enable the Company to attract, motivate and retain key executives crucial to our long-term success while, at the same time, creating a close relationship between performance and compensation. The Compensation Committee and the Board believe that the design of the current compensation practices, and hence the compensation awarded to our named executive officers under the current compensation practices, fulfills this objective.
How many votes are needed to approve Proposal No. 3?
To be approved on an advisory (non-binding) basis, this matter must receive the affirmative vote of the majority of the shares of the Company’s common stock present at the Annual Meeting or by proxy and entitled to vote on the matter. Although the vote is non-binding, the Board and the Compensation Committee will review the voting results and take them into consideration in connection with their ongoing evaluation of the Company’s compensation practices and when making future decisions regarding executive compensation. Last year, approximately 96% of our stockholders voted in favor of our executive compensation.
What does the Board recommend?
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4
APPROVAL OF THE FOURTH AMENDED AND RESTATED
2013 INCENTIVE COMPENSATION PLAN
General
Our 2013 Incentive Compensation Plan was adopted by our Board in March 2013 and approved by our stockholders in June 2013. On March 9, 2017, our Board adopted the Second Amended and Restated 2013 Incentive Compensation Plan, which was approved by our stockholders on October 3, 2017. In April 2020, our Board adopted the Third Amended and Restated 2013 Incentive Compensation Plan (the “Existing Plan”), which was approved by our stockholders on June 2, 2020. On March 20, 2022, our Board adopted, subject to stockholder approval, a Fourth Amended and Restated 2013 Incentive Compensation Plan (the “Amended Plan”) to increase the number of shares of our common stock available for awards under the Existing Plan and to make other administrative, conforming and miscellaneous changes.
Reasons for the Amended Plan
The primary change proposed in the Amended Plan is to increase the number of shares of our common stock available for awards under the plan by One Million Two Hundred Thousand (1,200,000) shares. In conjunction with such proposed changes, the Amended Plan includes other administrative, conforming and miscellaneous changes as are necessary and consistent with applicable tax rules, regulations and laws.
Our Board believes that equity-based compensation is a vital component of our compensation program and that equity-based awards under the Amended Plan will be instrumental in attracting, motivating and retaining talented employees, consultants and directors. The availability of equity-based awards not only increases focus on the creation of stockholder value, but also enhances retention and generally provides increased motivation to contribute to the future success of the Company. At present, we are authorized to grant equity-based awards under the Existing Plan for up to 2,956,250 shares of common stock. As of the close of business on March 25, 2022, we had granted awards, net of awards that were terminated subsequent to their grant, under the Existing Plan with respect to 2,255,865 shares of common stock. As a result, as of March 25, 2022, there were only 700,385 remaining shares of common stock available for future awards under the Existing Plan. The limited number of shares remaining available under the Existing Plan restricts our ability to make equity-based awards. If the Amended Plan is not approved, we will not have sufficient shares to continue to grant equity-based compensation to strengthen the commitment of our employees, consultants and directors to our welfare and to further promote an identity of interest between them and our stockholders. Accordingly, our Board believes that approval of the Amended Plan is critical. Although the additional shares under the Amended Plan represent a significant increase in the number of authorized shares under the Existing Plan, the additional shares constitute only 5% of the shares of common stock that were outstanding as of March 25, 2022. Our Board believes this number represents reasonable potential equity dilution and provides a significant incentive for employees, consultants and directors to increase our value for all stockholders. The additional 1,200,000 shares under the Amended Plan are expected to provide us with a sufficient number of available shares of common stock to make awards under the Amended Plan for approximately the next two years.
Summary of the Amended Plan
The following is a summary of the material terms of the Amended Plan and is qualified in its entirety by reference to the Amended Plan. A copy of the Amended Plan is attached to this Proxy Statement as Appendix A.
Eligibility. Awards may be granted under the Amended Plan to employees (including officers) and non-employee directors of the Company or any of our subsidiaries or other affiliates, and to any individual who is an advisor, consultant or other provider of services to us or any of our subsidiaries or other affiliates. Only our employees or those of any of our subsidiaries are eligible to receive incentive stock options.
Administration, Term, Amendment and Termination. Our Compensation Committee has the power and authority to administer the Amended Plan. The Compensation Committee has the authority to interpret the terms and intent of the Amended Plan, determine eligibility for and terms of awards for participants and make all other determinations necessary or advisable for the administration of the Amended Plan. No new awards may be granted under the Amended Plan after the tenth anniversary of its approval by our stockholders.
The Compensation Committee may amend, suspend or terminate the Amended Plan at any time with respect to any shares of common stock as to which awards have not been made. However, no amendment may be made (a) without the approval of our stockholders, if the amendment would increase the total number of shares reserved for the purposes of the Amended Plan or change the maximum number of shares for which awards may be granted to any participant (which does not include adjustments made by the Compensation Committee in the event of certain changes in our capitalization, as described below), or (b) without the consent of a participant, if the amendment would materially adversely impair any of the rights under any award granted to such participant under the Amended Plan; provided however, our Compensation Committee may amend the Amended Plan in such manner as it deems necessary to permit the granting of awards meeting the requirements of the Code or other applicable laws.
Prohibition on Repricing without Stockholder Approval. Notwithstanding anything in the Amended Plan to the contrary (other than adjustments made by the Compensation Committee in the event of certain changes in our capitalization, as described below), without the approval of our stockholders, the Compensation Committee may not (a) amend or replace any previously granted option or stock appreciation right in a transaction that constitutes a “repricing” under applicable rules or regulations, or (b) reduce the exercise price of outstanding options or stock appreciation rights or cancel outstanding options or stock appreciation rights in exchange for cash, other awards, or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights.
Awards. Awards under the Amended Plan may be made in the form of: options; stock appreciation rights; stock awards; restricted share units; cash bonuses; or other incentive awards granted under the Amended Plan; whether singly, in combination, or in tandem. Any of the foregoing awards may be made subject to attainment of performance goals over any applicable performance period.
Shares Subject to the Amended Plan. As of March 25, 2022, there were 700,385 remaining shares of common stock available for future awards under the Existing Plan, which will increase by 1,200,000 shares under the Amended Plan if approved by our stockholders at the Annual Meeting. Accordingly, the total number of shares which may be issued under the Amended Plan, if approved by our stockholders, will be 1,900,385, or the “Share Reserve.” Each share subject to an Award granted after March 25, 2022 will reduce the Share Reserve by one share. Notwithstanding any other provision of the Amended Plan to the contrary, a non-employee director of the Company may not be granted awards covering more than 50,000 shares of common stock in any calendar year. Any and all shares that may be subject to awards are authorized to be issued pursuant to incentive stock options. Shares issued under the Amended Plan may be authorized but unissued shares or treasury shares. Any shares subject to awards that are cancelled, forfeited or settled in cash or that expire prior to exercise or otherwise without the delivery of shares, either in full or in part, shall again become available for issuance under the Amended Plan.
Adjustment of Shares Subject to Amended Plan. In the event of certain changes in our capitalization, the Compensation Committee will adjust, among other award terms, the number and kind of shares or property that may be delivered in connection with awards and the exercise price, grant price or purchase price relating to any award in such manner as the Compensation Committee determines to be necessary to prevent dilution or enlargement of the rights of participants.
Change of Control. Upon the occurrence of a change of control, the Compensation Committee may:
•accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an award under the Amended Plan;
•cancel such awards for fair value (as determined by the Compensation Committee);
•provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted under the Amended Plan, as determined by the Compensation Committee; or
•provide that for a period of at least 10 days prior to the change of control, option awards will be exercisable as to all shares of common stock subject thereto and that upon the occurrence of the change of control, such awards will terminate and be of no further force or effect.
Nontransferability of Awards. Unless otherwise determined by the Compensation Committee, an award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution. An award exercisable after the death of a participant may be exercised by the legatees, personal representatives or distributees of the participant.
Clawback. Notwithstanding any other provisions in the Amended Plan, any award which is subject to recovery under any law, government regulation or stock exchange listing requirement will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by us pursuant to any such law, government regulation or stock exchange listing requirement).

Certain Federal Income Tax Consequences
The following is a summary of certain U.S. federal income tax considerations generally applicable to awards under the Amended Plan. The summary is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state or local income tax or other considerations that may be relevant to a participant.
Incentive Stock Options. In general, neither the grant nor the exercise of an incentive stock option results in taxable income to an option holder or a deduction to the Company. If the option holder holds the stock received upon exercise for at least two years from date of grant and one year after the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain, and the Company will not be entitled to a deduction. If, however, the shares are disposed of prior to the completion of this period (a “disqualifying disposition”), then the option holder will include as compensation income for the year of the disposition, an amount equal to the excess of the fair market value of the shares upon exercise over the exercise price of the option, or if less, the excess of the amount realized upon disposition over the exercise price. The Company will be entitled to a corresponding deduction at that time. Any proceeds in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the shares have been held for more than one year. If the sales price is less than the exercise price of the option, this amount will be treated as a short-term or long-term capital loss, depending on whether the shares have been held for more than one year.
Under the Amended Plan, incentive stock options may, if permitted by the Compensation Committee, be exercised in whole or in part with shares of common stock held by the option holder. Such an exercise will be treated as a tax-free exchange of the shares of common stock surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of common stock received, and the equivalent number of shares will have a tax basis equal to the tax basis of the surrendered shares. Shares of common stock received in excess of the number of shares surrendered will have a tax basis of zero.
Non-Qualified Stock Options. A non-qualified stock option results in no taxable income to the option holder or deduction to the Company at the time it is granted. An option holder will recognize compensation income at the time a non-qualified stock option is exercised in an amount equal to the excess of the fair market value of the underlying shares on the exercise date over the exercise price. The Company will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in compensation income by the option holder. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will be short-term or long-term capital gain or loss depending on whether the shares have been held for more than one year. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of its exercise price and the amount included in income with respect to such option.
Under the Amended Plan, non-qualified stock options may, if permitted by the Compensation Committee, be exercised in whole or in part with shares of common stock held by the option holder. Such an exercise will be treated as a tax-free exchange of the shares of common stock surrendered for an equivalent number of shares of common stock received, and the equivalent number of shares will have a tax basis equal to the tax basis of the surrendered shares. Shares of common stock received in excess of the number of shares surrendered will have a tax basis equal to the fair market value of such shares at the time of exercise.
Stock Appreciation Rights. The grant of a stock appreciation right results in no taxable income to the participant at the time of the award. The participant will recognize compensation income at the time a stock appreciation right is exercised in the amount by which the fair market value of the common stock or the amount of cash, as the case may be, exceeds the stock appreciation right exercise price, if any. The Company will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in compensation income by the participant. Gain or loss on a subsequent sale or other disposition of shares acquired upon an exercise of a stock appreciation right will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will be short-term or long-term capital gain or loss depending on whether the shares have been held for more than one year. The tax basis of the shares acquired upon exercise of a stock appreciation right will be equal to the sum of the exercise price and the amount included in income with respect to such stock appreciation right.
Restricted Stock. Restricted stock received pursuant to awards, including performance-based awards, will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a holder of restricted stock does not make a Section 83(b) election (as defined below), then the restricted stockholder realizes no taxable income upon the receipt of restricted stock and the Company is not entitled to a deduction at such time. When the forfeiture restrictions applicable to the restricted stock lapse, the restricted stockholder will realize compensation income equal to the fair market value of the shares at that time, less any amount paid for the shares, and the Company will be entitled to a corresponding deduction. A restricted stockholder’s tax basis in restricted stock will be equal to the fair market value when the forfeiture restrictions lapse, and the holding period for such shares will begin at that time. Upon a subsequent sale of the shares, the restricted stockholder will realize short-term or long-term gain or loss, depending on whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the restricted stockholder’s hands.
Individuals receiving shares of restricted stock may make an election under Section 83(b) of the Code with respect to the shares. By making a “Section 83(b) election,” the restricted stockholder elects to recognize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the restricted stockholder receives them (valued without taking the restrictions into account), less any amount paid for the shares, and the Company will be entitled to a corresponding deduction at that time. If a restricted stockholder makes a Section 83(b) election, the restricted stockholder will recognize no additional compensation income with respect to the shares when the forfeiture restrictions lapse. The restricted stockholder’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the restricted stockholder (valued without taking the restrictions into account), and the holding period for such shares begins at that time. If, however, the shares are subsequently forfeited, the restricted stockholder will be entitled to claim only a capital loss (and not an ordinary loss) with respect to the shares to the extent of the income recognized by the restricted stockholder upon the making of the Section 83(b) election. To make a Section 83(b) election, a restricted stockholder must file an appropriate form of election with the Internal Revenue Service and with the Company, each within 30 days after shares of restricted stock are received, and the restricted stockholder must also attach a copy of his or her election to his or her federal income tax return for the year in which the shares are received.
In general, during the restriction period, dividends and distributions paid with respect to restricted stock will be treated as compensation income (not dividend income) received by the restricted stockholder. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made generally will be treated as dividend income to the extent of our earnings and profits, then as a return of capital to the extent of the holder’s tax basis in the restricted stock and then as capital gain.
Restricted Stock Units. The grant of a restricted stock unit results in no taxable income to the participant at the time of the award. At the time that the Company makes a payment with respect to the restricted stock unit, the participant will recognize compensation income in an amount equal to the fair market value of the shares of common stock received or in the amount of the cash received, as the case may be. The Company will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in compensation income by the participant.
Withholding. The Company is entitled to deduct from the payment of any award all applicable income and employment taxes required by federal, state or local law to be withheld.
Section 409A. Section 409A of the Code provides generally that nonqualified deferred compensation that does not meet certain requirements will subject the recipients of such compensation to accelerated taxation, enhanced underpayment interest and an additional twenty percent tax. In the event that it is reasonably determined by the Compensation Committee that, as a result of Section 409A of the Code, any payment or delivery of shares in respect of any award under the Amended Plan may not be made at the time contemplated by the terms of the Amended Plan or the relevant award agreement, as the case may be, without causing the participant holding such award to be subject to taxation under Section 409A of the Code, the Company will make such payment or delivery of shares on the first day that would not result in the participant incurring any tax liability under Section 409A of the Code. In the case of a participant who is a “specified employee” (within the meaning of Section 409A of the Code), any payment and/or delivery of shares in respect of any award subject to Section 409A of the Code that is linked to the date of the participant’s separation from service shall not be made prior to the date which is six (6) months after the date of such participant’s separation from service from the Company and our Affiliates, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder. Notwithstanding the foregoing, each participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on him or her, or in respect of any payment or benefit delivered in connection with the Amended Plan (including any taxes and penalties under Section 409A of the Code).

Common Stock Price
The last sales price of our common stock on December 31, 2021 and March 25, 2022, the record date of the Annual Meeting, as reported on the Nasdaq Capital Market, was $11.22 and $9.33 per share, respectively .
Award Grants
Past Award Grants. The following table sets forth information regarding the number of equity-based awards that were made under the Existing Plan during 2021, to (i) each of our named executive officers (see “Executive Compensation” below), (ii) all executive officers, as a group, (iii) all directors who are not executive officers, as a group, and (iv) all employees who are not executive officers, as a group:

Named Executive Officer	Options	Stock
Joseph M. Burnett	29,377	14,688
Danilo D'Alessandro	11,750	5,875
Peter G. Piferi	4,406	2,203
All executive officers, as a group	45,533	22,766
All directors who are not executive officers, as a group(1)(2)	43,898	32,385
All employees who are not executive officers, as a group	38,968	134,753
(1)In June 2021, in connection with their reelection as directors by our stockholders at the 2021 Annual Meeting, our non-employee directors were awarded options to purchase an aggregate 6,006 shares of our common stock and 3,003 shares of restricted stock pursuant to the terms of the Amended and Restated Non-Employee Director Compensation Plan. In addition, Ms. Fallon and Dr. Liau were awarded options to purchase shares of common stock and restricted stock upon their appointment to the Board. Additional information regarding 2021 grants to non-employee directors is found in the "Director Compensation" section.
(2)During 2021, we issued for director fees earned an aggregate of 10,358 shares of our common stock to non-employee directors who elected, under the terms of the Amended and Restated Non-Employee Director Compensation Plan, to receive all or part of his or her director fees in shares of our common stock in lieu of cash.
Future Award Grants. Each of our non-employee directors, if reelected by our stockholders at future Annual Meetings, will continue to receive an equity grant valued at $120,000, of which one half of this equity grant will be in the form of a stock option grant and the remaining half of the equity grant will be in the form of a restricted stock award. In addition, our non-employee directors may continue, at their discretion and subject to annual elections, to receive all or part of their director fees in shares of our common stock. The granting of equity-based awards to executives and employees under the Amended Plan is at the discretion of the Compensation Committee. The Compensation Committee has not yet determined any additional awards that will be granted under the Amended Plan. As such, we cannot determine the number of shares of common stock or the dollar value that will in the future be received by or allocated to any participant in the Amended Plan.
How many votes are needed to approve Proposal No. 4?
Approval of the Amended Plan requires the affirmative vote of a majority of the shares present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote.
What does the Board recommend?
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5
APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
Our Board on March 20, 2022 adopted, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of our common stock from 200,000,000 shares to 80,000,000 shares.
The text of the form of the proposed Certificate of Amendment to Amended and Restated Certificate of Incorporation, decreasing the number of authorized shares of our common stock from 200,000,000 shares to 80,000,000 shares, is attached to this Proxy Statement as Appendix B. If our stockholders approve this Proposal No. 5, we expect to file the Certificate of Amendment with the Secretary of State of the State of Delaware to decrease the number of authorized shares of our common stock as soon as practicable following stockholder approval. Upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, Section A of ARTICLE IV of our Amended and Restated Certificate of Incorporation will read as follows:
“A. Authorized Stock. The total number of shares which the Corporation shall have authority to issue is One Hundred Five Million (105,000,000), consisting of Eighty Million (80,000,000) shares of Common Stock, par value $0.01 per share (the “Common Stock”), and Twenty Five Million (25,000,000) shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).”
Our Amended and Restated Certificate of Incorporation currently authorizes the issuance of up to 225,000,000 shares of capital stock, consisting of 200,000,000 shares of common stock, par value $0.01 per share, and 25,000,000 shares of preferred stock, par value $0.01 per share. A decrease in the number of authorized shares of our common stock to 80,000,000 shares will decrease our total authorized capitalization to 105,000,000 shares of capital stock, which includes our previously authorized 25,000,000 shares of preferred stock.
Reasons for the Amendment
The proposed reduction in our authorized common stock will enable us to reduce our annual franchise tax in the State of Delaware. Each year, we are required to make franchise tax payments to the State of Delaware in an amount determined, in part, by the total number of shares of stock we are authorized to issue. Accordingly, by reducing the number of authorized shares of our common stock, we will be able to reduce the amount of the franchise tax for which we will be liable.
The shares of common stock outstanding on the record date and those reserved for issuance under stock plans or other securities (including the 1,200,000 shares proposed to be added to the reserve of our 2013 Incentive Compensation Plan at the 2022 annual meeting) would represent approximately 32% of the 80,000,000 authorized shares of common stock after the reduction. Accordingly, we believe that 80,000,000 shares of our common stock will provide the Company will sufficient flexibility for corporate action in the future, including our needs under our equity incentive plans.
Effect of the Amendment
The proposed decrease in the authorized number of shares of our common stock could have an adverse effect on us because the Board will have less ability to issue shares of common stock in connection with a potential merger or acquisition, or capital raising transaction. Authorized but unissued shares of our common stock (and preferred stock) are available for future issuance as may be determined by our Board without further action by our stockholders, unless stockholder approval is required by applicable law or securities exchange listing requirements in connection with a particular transaction. These additional shares may be issued in the future for a variety of corporate purposes including, but not limited to, raising additional capital, corporate acquisitions and equity incentive plans. Future issuances of shares of common stock (or preferred stock) could have the effect of making it more difficult for a third party to acquire control of our Company. In addition, the issuance of additional shares, or the perception that additional shares may be issued could also adversely affect the market price of our Common Stock.
There will be no change in the rights attributable to our authorized shares of common stock. The proposed amendment will not affect the par value of the common stock. Under our Amended and Restated Certificate of Incorporation, our shareholders do not have preemptive rights to subscribe to additional securities that we may issue; in other words, current holders of common stock do not have a prior right to purchase any new issue of our capital stock to maintain their proportionate ownership of common stock. If we issue additional shares of common stock or other securities convertible into common stock in the future, it will dilute the voting rights of existing holders of common stock and will also dilute earnings per share and book value per share.

The reduction in the number of authorized common shares would not have any impact on our preferred stock, the total number of authorized shares of which would remain at 25,000,000.
How many votes are needed to approve Proposal No. 5?
Approval of the amendment to our Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of our common stock.
What does the Board recommend?
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 5.

EXECUTIVE OFFICERS
Our executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. The current executive officers of the Company are as follows:

Executive Officers	Age	Position(s)
Joseph M. Burnett	45	Chief Executive Officer and President
Danilo D’Alessandro	37	Chief Financial Officer
Peter G. Piferi(1)	62	Former Chief Operating Officer
______________________
(1)Effective February 18, 2022, Mr. Piferi resigned as our Chief Operating Officer.
Biographical information about Mr. Burnett is provided in “Proposal No. 1 — Election of Directors.”
Danilo D’Alessandro joined us as Vice President of Finance in September 2020 and on January 1, 2021 became our Chief Financial Officer. Prior to joining ClearPoint Neuro, from April 2015 he served as the global Head of Finance for the Image Guided Therapy Devices Division at Royal Philips, a business unit representing cumulative inorganic investments of approximately $4 billion and more than 3,000 employees. From July 2011 to April 2015, Mr. D’Alessandro was part of the Corporate Mergers & Acquisitions function at Royal Philips focusing on its Healthcare division. Prior to that role, Mr. D’Alessandro served in Royal Philips Personal Health’s division in various financial roles in the Netherlands starting in October 2007. Mr. D’Alessandro holds a Master of Science in Accounting & Finance from the University of Bath and an Undergraduate degree in Institutions and Financial Markets Management from the Università Commerciale L. Bocconi.
Peter G. Piferi joined us in December 2006 as Chief Operating Officer until his retirement in February 2022. Mr. Piferi had over 20 years of experience in the areas of product development, operations, engineering and production in the medical device industry. From March 2003 to December 2006, Mr. Piferi served as Vice President, Endovascular Technologies for Edwards Lifesciences Corporation. In addition, Mr. Piferi has served as Vice President at Kriton Medical Inc. and Orbus Medical Technologies, Inc., and as Director of Advanced Engineering at Cordis Corporation.

EXECUTIVE COMPENSATION
Summary Compensation Table – Years Ended December 31, 2021 and 2020
The following table shows the compensation awarded or paid to, or earned by, our Chief Executive Officer, our Chief Financial Officer, and our former Chief Operating Officer for the years ended December 31, 2021 and 2020. We refer to these executive officers as our “named executive officers.”

Named Executive Officer	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Joseph M. Burnett	2021	444,969	174,000	245,436	260,574	334,406	9,090	1,468,475
Chief Executive Officer	2020	435,000	155,693	99,999	87,288	—	5,820	783,800
Danilo D’Alessandro(6)	2021	291,531	25,416	98,171	104,223	146,063	9,090	674,494
Chief Financial Officer	2020	70,154	25,000	174,000	226,125	—	2,038	497,317
Peter G. Piferi	2021	269,973	79,178	36,812	39,081	81,157	4,307	510,508
Former Chief Operating Officer(7)	2020	258,183	81,090	29,999	26,185	—	4,604	400,061
______________________
(1)These amounts include discretionary bonuses awarded for 2019 services but paid in 2020 and discretionary bonuses awarded for 2020 services but paid in 2021.
(2)These amounts do not represent cash compensation paid to the named individual. These non-cash amounts represent the aggregate grant date fair value of the restricted stock awards as computed in accordance with the SEC’s Staff Accounting Bulletin 107. For a discussion of the assumptions made in the valuation of the awards, see the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Critical Accounting Estimates–Share-based Compensation” and Note 2 to the audited financial statements included our Annual Report on Form 10-K for the year ended December 31, 2021.
(3)These amounts do not represent cash compensation paid to the named individual. These non-cash amounts represent the aggregate grant date fair value of the option awards as computed in accordance with the SEC’s Staff Accounting Bulletin 107. For a discussion of the assumptions made in the valuation of the awards, see the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Critical Accounting Estimates–Share-based Compensation” and Note 2 to the audited financial statements included our Annual Report on Form 10-K for the year ended December 31, 2021.
(4)These amounts represent bonuses earned in 2021, which were paid in the first quarter of 2022.
(5)Until otherwise noted, these amounts consist of: (a) the group life and disability premiums that we paid; and (b) matching contributions we paid to the individual’s 401(k) plan that we sponsor.
(6)Mr. D’Alessandro joined us on September 29, 2020.
(7)Mr. Piferi resigned as our Chief Operating Officer effective February 18, 2022.
Narrative Disclosure to Summary Compensation Table
Employment Agreements. Each of our named executive officers had a written compensatory contract with the Company during 2021. In November 2017, we entered into an employment agreement with Mr. Burnett. In September 2020, we entered into an employment agreement with Mr. D’Alessandro. In June 2012, we entered into an employment agreement with Mr. Piferi, and in February 2022, we entered into a confidential resignation agreement with Mr. Piferi. Under each of the compensatory contracts, the employment of the named executive officer may be terminated by either party upon written notice to the other party.

Salary. Under their respective compensatory contracts, the base salaries of our named executive officers, as of December 31, 2021, were as follows:

Named Executive Officer	Title	Base Salary(1)
Joseph M. Burnett	Chief Executive Officer and President	445,875
Danilo D’Alessandro	Chief Financial Officer	292,125
Peter G. Piferi(2)	Former Chief Operating Officer	270,523
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(1)Each named executive officer’s salary is subject to adjustment at the discretion of the Compensation Committee, subject to certain limitations.
(2)Mr. Piferi resigned as our Chief Operating Officer effective February 18, 2022.

Bonus and Non-Equity Incentive Compensation. As an inducement to his employment with the Company, Mr. Burnett received an initial signing bonus in the aggregate amount of $100,000 under the Employment Agreement, paid in two equal installments: the first installment was paid on November 7, 2017, the start date of his employment, and the second installment was paid on the 6-month anniversary of the start date of his employment. In addition, starting with the fiscal year commencing on January 1, 2018 and for each year thereafter, Mr. Burnett is eligible to receive an annual target incentive bonus of 40% of his annual base salary, subject to certain performance goals to be established by the Compensation Committee and subject to an annual adjustment of the target incentive bonus percentage. The amount of the incentive bonus payable to Mr. Burnett may be more or less than the target amount, depending on whether, and to what extent, applicable performance goals for such year have been achieved. For 2021, the annual target incentive bonus percentage was increased to 60% of his 2021 base salary. As an inducement to his employment with the Company, Mr. D’Alessandro received an initial signing bonus in the aggregate amount of $50,000 under the Employment Agreement, half of which was paid in cash on September 29, 2020, and the other half paid in shares of our common stock on September 29, 2020. The amount of the incentive bonus payable to Mr. D’Alessandro is based on a target of 35% of his annual base salary, subject to certain performance goals to be established by the Compensation Committee and subject to an annual adjustment of the target incentive bonus percentage. The amount of the incentive bonus payable to Mr. D’Alessandro may be more or less than the target amount, depending on whether, and to what extent, applicable performance goals for such year have been achieved. For 2021, the annual target incentive bonus percentage was increased to 40% of his 2021 base salary. Mr. Piferi was eligible to receive an annual target incentive bonus of 30% of his annual base salary, subject to certain performance goals to be established by the Compensation Committee. For 2021, the annual target incentive bonus percentage remained at 30% of his 2021 base salary.
Option and Restricted Stock Awards. Pursuant to our employment agreement with Mr. Burnett, Mr. Burnett received, on the start date of his employment, (i) an option to purchase 350,000 shares of our common stock at a per share exercise price of $2.50, and (ii) 200,000 restricted shares of our common stock. Pursuant to our employment agreement with Mr. D’Alessandro, Mr. D’Alessandro received, on the start date of his employment, (i) a non-qualified stock option to purchase up to 75,000 shares of our common stock; and (ii) 30,000 restricted shares of our common stock. The exercise price of such stock option is $5.80. Our named executive officers may receive additional grants under our compensation plans at the discretion of the Compensation Committee.
All Other Compensation. Each named executive officer was entitled to participate in any benefit plan from time to time in effect for our executives and/or employees generally, subject to the eligibility provisions of that plan.
Payments Upon Termination or Change of Control
Termination Payments. In the event we terminate the employment of Mr. Burnett without cause or if Mr. Burnett terminates his employment for good reason, as those terms are defined in his employment agreement, then he will be entitled to receive: (i) an amount equal to his annual base salary in effect on the termination date; (ii) an amount equal to his average bonus for the previous two years; and (iii) $18,000. In addition, if we terminate Mr. Burnett’s employment without cause or Mr. Burnett terminates his employment for good reason, any unvested stock options and restricted stock previously granted to him will become fully vested on the termination date and, in the case of stock options, will be exercisable until the earlier of three years after the termination date or the final expiration date provided for in the applicable award agreement.
Mr. D’Alessandro’s employment agreement provides that if we terminate his employment without cause or if Mr. D’Alessandro terminates his employment for good reason, as those terms are defined in the employment agreement, then he will be entitled to receive: (i) any base salary and bonus compensation earned but unpaid as of the termination date; (ii)

an amount equal to his base salary in effect on the termination date; (iii) an amount equal to his average bonus for the previous two years, if any; (iv) $18,000; and (v) any unreimbursed business expenses to which he is entitled as of the termination date. In addition if we terminate the employment of Mr. D’Alessandro without cause or Mr. D’Alessandro terminates his employment for good reason, any unvested stock options and restricted stock previously granted to him will become fully vested on the termination date and, in the case of stock options, will be exercisable until the earlier of three years after the termination date or the final expiration date provided for in the applicable award agreement.
The confidential resignation agreement with Mr. Piferi provided that Mr. Piferi received the following payment and other benefits, subject to certain conditions: (i) $5,000, payable in cash, (ii) all stock options previously granted to Mr. Piferi shall continue to vest in accordance with the time based vesting schedule of such stock option award agreements, and (iii) any unvested restricted stock previously awarded to Mr. Piferi shall continue to vest in accordance with the time based vesting schedule of such restricted stock award agreements.
Change of Control Payments. Upon a change of control, as such term is defined in Mr. Burnett’s employment agreement, any unvested stock options and restricted stock previously granted to Mr. Burnett will become fully vested. In addition, if we terminate Mr. Burnett’s employment without cause, or if he terminates his employment for good reason, in either case within two months prior to or within 12 months following the change of control, then Mr. Burnett will be entitled to receive a lump sum payment equal to the sum of: (1) two times his annual base salary in effect on the termination date; (2) two times the average of his two highest bonuses paid in the previous three years; and (3) $18,000.
Upon a change of control, as such term is defined in Mr. D’Alessandro’s employment agreement, any unvested stock options and restricted stock previously granted to Mr. D’Alessandro will become fully vested. In addition, if the Company terminates Mr. D’Alessandro’s employment without cause, or if he terminates his employment for good reason, in either case within two months prior to or within 12 months following the change of control, then Mr. D’Alessandro will be entitled to receive a lump sum payment equal to the sum of: (i) any portion of base salary and bonus compensation earned but unpaid as of the termination date; (ii) two times his annual base salary in effect on the termination date; (iii) two times the average of his two highest bonuses paid in the previous three years; (iv) $18,000; and (v) reimbursement of business expenses he incurred as of the termination date.
The confidential resignation agreement with Mr. Piferi does not provide for change of control payments.
Non-Competition; Non-Solicitation; Confidentiality; Assignment of Inventions. In connection with their compensatory contracts, each named executive officer also entered into a confidentiality agreement and non-compete agreement, which agreements impose on the executive customary restrictive covenants prohibiting the disclosure of our confidential information, requiring the executive to assign us any invention discovered in the scope of his employment, prohibiting him from competing with us during the term of his employment and for one year following the termination of his employment, and prohibiting him from soliciting our employees, consultants and contractors during the term of his employment and for two years following the termination of his employment.
Outstanding Equity Awards at December 31, 2021
The table below sets forth information regarding the outstanding equity awards held by our named executive officers at December 31, 2021.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that have not vested (#)		Market Value of Shares of Stock that have not vested ($)
Joseph M. Burnett	350,000	(1)	—		$2.50	November 7, 2027	—		—
	44,642	(2)	29,762	(2)	$3.47	August 15, 2029	14,409	(3)	161,669	(3)
	10,471	(4)	41,885	(4)	$3.24	July 9, 2030	24,691	(5)	277,033	(5)
	—	(6)	29,377	(6)	$16.71	August 20, 2031	14,688	(7)	164,799	(7)
Danilo D’Alessandro	25,000	(8)	50,000	(8)	$5.80	September 29, 2030	20,000	(9)	224,400	(9)
	—	(6)	11,750	(6)	$16.71	August 20, 2031	5,875	(7)	65,918	(7)
Peter G. Piferi	12,725	(10)	—		$46.80	April 13, 2022	—		—
	1,750	(11)	—		$60.40	November 5, 2023	—		—
	5,000	(12)	—		$29.60	August 13, 2025	—		—
	—	(2)	8,928	(2)	$3.47	August 15, 2029	4,322	(3)	48,493	(3)
	—	(4)	12,565	(4)	$3.24	July 9, 2030	7,407	(5)	83,107	(5)
	—	(6)	4,406	(6)	$16.71	August 20, 2031	2,203	(7)	24,718	(7)
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(1)One third of the shares subject to this option vested on the first anniversary of the grant date, November 7, 2018. The remaining two-thirds of the shares vested ratably in 8 equal quarterly installments beginning in the first quarter following the first anniversary of the grant date.
(2)The shares subject to this option vested, or will vest, as follows: (i) 20% of the total shares on August 15, 2020; (ii) 40% of the total shares on August 15, 2021; and (iii) 40% of the total shares on August 15, 2022.
(3)The shares subject to this restricted stock grant vested, or will vest, as follows: (i) 20% of the total shares on August 15, 2020; (ii) 40% of the total shares on August 15, 2021; and (iii) 40% of the total shares on August 15, 2022.
(4)The shares subject to this option will vest as follows: (i) 20% of the total shares on July 9, 2021; (ii) 40% of the total shares on July 9, 2022; and (iii) 40% of the total shares on July 9, 2023.
(5)The shares subject to this restricted stock grant vested, or will vest, as follows: (i) 20% of the total shares on July 9, 2021; (ii) 40% of the total shares on July 9, 2022; and (iii) 40% of the total shares on July 9, 2023.
(6)The shares subject to this option will vest as follows: (i) 20% of the total shares on August 20, 2022; (ii) 40% of the total shares on August 20, 2023; and (iii) 40% of the total shares on August 20, 2024.
(7)The shares subject to this restricted stock grant vested, or will vest, as follows: (i) 20% of the total shares on August 20, 2022; (ii) 40% of the total shares on August 20, 2023; and (iii) 40% of the total shares on August 20, 2024.
(8)The shares subject to this option will vest as follows: (i) one-third of the total shares on September 29, 2021; (ii) one-third of the total shares on September 29, 2022; and one-third of the total shares on September 29, 2023.
(9)The shares subject to this restricted stock grant will vest as follows: (i) one-third of the total shares on September 29, 2021; (ii) one-third of the total shares on September 29, 2022; and one-third of the total shares on September 29, 2023.
(10)One-third of the shares subject to this option vested on the first anniversary of the grant date, April 13, 2013. An additional one-third of the shares vested on the second anniversary of the grant date, April 13, 2014. The remaining shares vested on the third anniversary of the grant date, April 13, 2015.

(11)One-third of the shares subject to this option vested on the first anniversary of the grant date, November 5, 2014. An additional one-third of the shares vested on the second anniversary of the grant date, November 5, 2015. The remaining shares vested on the third anniversary of the grant date, November 5, 2016.
(12)One-third of the shares subject to this option vested on the first anniversary of the grant date, August 13, 2016. The remaining two-thirds of the shares vested ratably in 24 equal monthly installments beginning in the first month following the first anniversary of the grant date.
Option Exercises
None of our named executive officers exercised stock options in 2021 except for Mr. Piferi who exercised stock options to purchase 36,534 shares of our common stock.
EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders(1)	838,098	$10.14	718,384
Equity compensation plans not approved by stockholders (1)(2)(3)(4)(5)(6)(7)	512,375	$10.03	—
Total	1,350,473	$10.10	718,384
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(1)The information presented in this table is as of December 31, 2021.
(2)In December 2013, we adopted our 2013 Non-Employee Director Equity Incentive Plan. The plan provides for the issuance of awards with respect to an aggregate of 14,250 shares of our common stock. As of December 31, 2021, awards with respect to 7,375 shares of our common stock were outstanding under the 2013 Non-Employee Director Equity Incentive Plan.
(3)In October 2014, we entered into a written compensatory contract with Francis P. Grillo, our former Chief Executive Officer, pursuant to which we awarded Mr. Grillo non-qualified stock options to purchase 60,000 shares of our common stock.
(4)In December 2014, we entered into a written compensatory contract with Wendelin C. Maners, our former Vice President, Sales and Marketing, pursuant to which we awarded Ms. Maners non-qualified stock options to purchase 8,750 shares of our common stock.
(5)In March 2015, we entered into a written compensatory contract with Harold A. Hurwitz, our former Chief Financial Officer, pursuant to which we awarded Mr. Hurwitz non-qualified stock options to purchase 11,250 shares of our common stock.
(6)In November 2017, we entered into a written compensatory contract with Joseph M. Burnett, our Chief Executive Officer and President, pursuant to which we awarded Mr. Burnett a non-qualified stock option to purchase 350,000 shares of our common stock and 200,000 restricted shares of our common stock.
(7)In September 2020, we entered into a written compensatory contract with Danilo D’Alessandro, our Chief Financial Officer, pursuant to which we awarded Mr. D’Alessandro a non-qualified stock option to purchase 75,000 shares of our common stock and 30,000 restricted shares of our common stock.

BENEFIT PLANS
2012 Incentive Compensation Plan
We adopted our 2012 Incentive Compensation Plan in February 2012. The principal purpose of the plan was to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation awards. Of the 75,000 shares of common stock that were eligible for issuance pursuant to awards made under this plan, 56,003 shares of common stock were subject to options outstanding as of December 31, 2021. As of such date, the outstanding options had a weighted average exercise price of $46.81 per share and had expiration dates ranging from April 2022 to May 2023. Although this plan remains in effect and options under the plan remain outstanding, we ceased making awards under the plan upon stockholder approval of our 2013 Incentive Compensation Plan.
Third Amended and Restated 2013 Incentive Compensation Plan
Our 2013 Incentive Compensation Plan was adopted by our Board in March 2013 and approved by our stockholders in June 2013. On March 2, 2015, our Board adopted the Amended and Restated 2013 Incentive Compensation Plan, which was approved by our stockholders on June 4, 2015. On March 9, 2017, our Board adopted the Second Amended and Restated 2013 Incentive Compensation Plan, which was approved by our stockholders on October 3, 2017. In April 2020, our Board adopted the Existing Plan to increase the number of shares of our common stock available for awards under the plan and extend the scheduled expiration date, which was approved by our stockholders on June 2, 2020. The principal purpose of our 2013 Incentive Compensation Plan, as amended and restated from time to time, is to attract, retain and motivate key employees, directors and consultants through the granting of stock-based compensation awards and cash-based performance bonus awards.
Under the Existing Plan, a total of 2,956,250 shares of our common stock are reserved for issuance. Of this amount, 1,180,932 shares were outstanding as of December 31, 2021 and 718,384 shares remained available for grants under the Existing Plan as of that date. As of December 31, 2021, the outstanding options had a weighted average exercise price of $7.52 per share and had expiration dates ranging from October 2022 to November 2031.
2013 Non-Employee Director Equity Incentive Plan
We adopted the 2013 Non-Employee Director Equity Incentive Plan in December 2013 to enable us to attract, retain and motivate non-employee directors of outstanding ability through the granting of stock-based awards. Of the 14,375 shares of common stock that were eligible for issuance pursuant to awards made under this plan, 7,375 shares of common stock were subject to options outstanding as of December 31, 2021 with a weighted average exercise price of $43.55 per share and expiration dates ranging from January 2024 to June 2025. Although this plan remains in effect and options under the plan remain outstanding, upon exhaustion of awards of shares eligible for issuance under this plan, stock-based awards to our non-employee directors are now made under the provisions of the Existing Plan which is discussed above.
Non-Employee Director Compensation Plan
See “How are our directors compensated?” in “Proposal No. 1 – Election of Directors.”
Key Personnel Incentive Program
We adopted, with an effective date in September 2006 and as amended in June 2010 and June 2013, the Key Personnel Incentive Program, or the KPIP, to provide a consultant and a then-employee who, at the time of adoption of the KPIP, were key to our development and licensing activities, with the opportunity to receive incentive bonus payments upon a consummation of a sale transaction, as defined in the KPIP. The Compensation Committee is responsible for administering the program, and the only participants in the program are Paul A. Bottomley and Parag Karmarkar. The program will terminate on the earlier of December 31, 2025 or the occurrence of a sale transaction.
In the event of a sale transaction, each of the participants will be entitled to receive a bonus payment under the program as of the date of the transaction. Mr. Karmarkar would receive a bonus equal to $1,000,000. Dr. Bottomley would receive a bonus equal to: (1) $1,000,000, plus (2) 1.4% of the amount by which the “net proceeds” from the sale transaction exceed $50,000,000, but not to exceed $700,000. For purposes of the KPIP, the “net proceeds” from a sale transaction will be the portion of the aggregate cash and non-cash consideration paid or payable in connection with the consummation of the sale transaction that is distributed, or otherwise available for distribution, to holders of our common stock.

401(k) Plan
We offer a 401(k) plan pursuant to Section 401(k) of the Code. All full-time United States employees are eligible to participate in the plan. The plan permits pretax contributions by participants not to exceed annual amounts allowable under the Code. Participants are fully vested in their contributions.
Employee Stock Purchase Plan
Our Board adopted the Employee Stock Purchase Plan (the "ESPP") on April 12, 2021, and our stockholders approved the ESPP in June 2021. Pursuant to the ESPP, 400,000 shares of Common Stock are issuable to all eligible employees of the Company. The plan permits eligible employees to purchase from the Company shares of Common Stock at a discount to fair market value. Of the 400,000 shares, 22,918 shares have been purchased and 377,082 shares of common stock were available for issuance under the ESPP as of December 31, 2021.
Hedging Policy
Our Securities Trading Policy, prohibits executing short sales (the selling of securities that are not owned at the time of sale and the seller hopes can be purchased at a lower price in the future) and purchasing or selling put or call options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Policies and Procedures for Related Person Transactions
We adopted a related person transactions policy, pursuant to which our executive officers, directors and principal stockholders, including their immediate family members, are not permitted to enter into a related person transaction with us without the consent of our audit committee. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of such persons’ immediate family members, other than a transaction which is deemed pre-approved under our Audit Committee Related Party Transactions Policy or involving less than $120,000 when aggregated with similar transactions, must be presented to our audit committee for review, consideration and approval. All of our directors, executive officers and employees are required to report to our audit committee any such related person transaction. In approving or rejecting the proposed agreement, our audit committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the person’s interest in the transaction and, if applicable, the impact on a director’s independence. After consideration of these and other factors, the audit committee may approve or reject the transaction. Consistent with the policy, if we should discover related person transactions that have not been approved, the audit committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.
Related Person Transactions

The following is a description of transactions since January 1, 2020 to which we have been a party, in which the amount involved in the transaction exceeds $475,495, which is 1% of the average of our total assets at year-end for our 2020 and 2021 fiscal years, and in which any of our executive officers, directors and principal stockholders, including their immediate family members, had or will have a direct or indirect material interest. In May 2019, we entered into a Supply Agreement (the “PTC Supply Agreement”) with PTC Therapeutics, Inc. (“PTC”) under which we are providing PTC with hardware, software, clinical case support services and market development services to support PTC’s potential commercialization in gene therapy globally. In January 2020, we entered into a securities purchase agreement with PTC and another investor under which we issued floating rate secured convertible notes in the principal amount of $10 million to PTC (the “PTC Note”). In 2021, PTC made payments to the Company under the PTC Supply Agreement in the amount of $3.1 million, representing approximately 46% of our biologics and drug delivery revenues, or 19% of our total revenues. The PTC Note accrues interest at a rate equal to the sum of (i) the greater of (x) the three (3)-month London Interbank Offered Rate (LIBOR) or (y) two percent (2%), plus (ii) an applicable margin of two percent (2%) on the outstanding balance. For the year ended December 31, 2021, we made interest payments to PTC of $0.4 million, in the aggregate. As of December 31, 2021, the principal and accrued interest on PTC Note was approximately $10 million. We believe both the PTC Note and the PTC Supply Agreement are on market terms and conditions and were entered into in the ordinary course of business. In 2019, PTC has also invested $4 million in the Company and acquired 1,290,323 shares of our common stock in our private placement, resulting in PTC becoming a beneficial owner of more than five percent of our common stock. In connection with this transaction, PTC received a contractual right to designate a nominee to our Board. In April 2020, Dr. Klein, PTC’s current Chief Operating Officer, replaced Mr. Souza as PTC’s designated director on our Board. Dr. Klein has no direct or indirect material interest in the payments or the services and products provided by the Company, which are the result of arms‑length commercial transactions.
Indemnification Agreements
In addition to the indemnification provided for in our certificate of incorporation and bylaws, we have entered into separate indemnification agreements with each of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify our directors and officers for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of such individual’s service as one of our directors or officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified individuals to serve as directors and officers. There is no pending litigation or proceeding involving any of our directors or officers to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of March 25, 2022 regarding the beneficial ownership of our common stock by:
•each person, or group of affiliated persons, who is known by us to own beneficially five percent or more of our common stock;
•each of our directors;
•each of our named executive officers; and
•all of our directors and executive officers as a group.
Percentage ownership calculations for beneficial ownership are based on 23,708,118 shares outstanding as of March 25, 2022. Except as otherwise indicated below, the address of each beneficial owner of our common stock is c/o ClearPoint Neuro, Inc., 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075.
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of March 25, 2022. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Beneficial Owner	Number of Shares Owned		% of Shares Outstanding
5% Stockholders
PTC Therapeutics, Inc. 100 Corporate Court South Plainfield, NJ 07080	2,961,245	(1)	12.49%
Bigger Capital Fund 2250 Red Springs Drive Las Vegas, NV 89135	1,234,873	(2)	5.21%

Directors and Named Executive Officers
R. John Fletcher	119,832	(3)	*
Pascal E.R. Girin	105,394	(4)	*
B. Kristine Johnson	45,805	(5)	*
Matthew B. Klein	9,009	(6)	*
Timothy T. Richards	90,904	(7)	*
Lynnette C. Fallon	3,586	(8)	*
Linda M. Liau	3,246	(9)	*
Joseph M. Burnett	672,883	(10)	2.79%
Danilo D’Alessandro	59,814	(11)	*
Peter G. Piferi	72,495	(12)	*
All directors and executive officers as a group (10 persons)	1,182,968	(13)	4.94%
______________________
*Represents beneficial ownership of less than 1% of our outstanding common stock.
(1)Based in part on a Schedule 13D/A filed by PTC on January 31, 2020. Includes 1,666,667 shares, which represents the maximum number of shares that may be issued to PTC in connection with the conversion of its senior secured convertible note having a principal amount of $10,000,000.
(2)Based on a Schedule 13G filed by Bigger Capital Fund on January 26, 2022. Mr. Bigger has sole dispositive power with respect to 13,000 shares. Mr. Bigger, as the managing member of Bigger GP and the managing member of District 2 Holdings, may be deemed to beneficially own the (i) 655,690 shares of Common Stock beneficially owned by Bigger Capital and (ii) 133,789 shares of Common Stock beneficially owned by District 2 CF. Mr. Bigger also may be deemed the beneficial owner of 125,000 shares of Common Stock owned by his spouse Patricia Winter and an aggregate of 307,394 shares of Common Stock held by the sons of Mr. Bigger.
(3)Includes 65,631 shares that Mr. Fletcher has the right to acquire through the exercise of options.
(4)Includes 68,131 shares that Mr. Girin has the right to acquire through the exercise of options.
(5)Includes 36,006 shares that Ms. Johnson has the right to acquire through the exercise of options.
(6)Includes 6,006 shares that Mr. Klein has the right to acquire through the exercise of options.
(7)Includes 68,631 shares that Mr. Richards has the right to acquire through the exercise of options.
(8)Includes 3,586 shares of restricted stock for which Ms. Fallon has voting power.
(9)Includes 3,426 shares of restricted stock for which Dr. Liau has voting power.
(10)Includes 53,788 shares of restricted stock for which Mr. Burnett has voting power and 405,113 shares that Mr. Burnett has the right to acquire through the exercise of options.
(11)Includes 25,875 shares of restricted stock for which Mr. D’Alessandro has voting power and 25,000 shares that Mr. D’Alessandro has the right to acquire through the exercise of options.
(12)Includes 13,933 shares of restricted stock for which Mr. Piferi has voting power.
(13)Includes 674,518 shares issuable upon the exercise of options held by directors, executive officers or entities/trusts controlled by a director.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers and the beneficial owners of greater than 10% of our common stock, or the Reporting Persons, to file initial reports of ownership and reports of changes in ownership with the SEC. Directors and executive officers are required by SEC rules to furnish us with copies of these reports.
The Company’s management coordinates the filing of Section 16 reports for each of its directors and executive officers. Due to an administrative oversight, a late Form 4 was filed for Mr. Fletcher regarding the grant of common stock issued on March 31, 2021. This late report was filed on April 12, 2021. A late Form 4 was filed for Mr. Piferi regarding certain option exercises on July 23, 2021. This late report was filed on August 4, 2021. A late Form 4 was filed for Mr. Piferi regarding certain option exercises on August 16, 2021. This late report was filed on August 20, 2021. To the Company’s knowledge, based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company for the fiscal year ended December 31, 2021 pursuant to Rule 16a-3(e) of the Exchange Act and written representations from Reporting Persons that all required reports had been filed, the Company believes that, other than as set forth above, all Reporting Persons filed the required reports on a timely basis.
Copies of the insider trading reports can be found at our corporate website at www.clearpointneuro.com, on the “Investors” page, under the category “SEC Filings.” The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.
“HOUSEHOLDING” OF PROXY MATERIALS
The SEC’s rules regarding the delivery of proxy materials to stockholders permit us to deliver a single copy of the proxy materials or Notice of Internet Availability, as applicable, to an address shared by two or more of our stockholders. This method of delivery is called “householding,” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail you receive. This year, we are delivering only one set of proxy materials or Notice of Internet Availability, as applicable, to multiple stockholders sharing an address, unless we receive instructions to the contrary from one or more of the stockholders at the same mailing address. We will still be required, however, to send you and each other stockholder at your address an individual proxy voting card.
If you would like to receive more than one set of proxy materials or Notice of Internet Availability, as applicable, we will promptly send you additional copies upon written or oral request directed to our Corporate Secretary at 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075 or (888) 287-9109. The same address and phone number may be used to notify us that you wish to receive a separate set of proxy materials or notice in the future, or to request delivery of a single copy of our proxy materials or notice if you are receiving multiple copies.

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING
Our annual meeting of stockholders generally is held in late May or early June of each year. If you wish to submit a proposal to be included in our Proxy Statement for our 2023 Annual Meeting of Stockholders, proposals must be submitted by eligible stockholders who have complied with the relevant rules of the SEC and must be delivered to our Corporate Secretary at our principal executive office at 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075. A stockholder’s notice to our Corporate Secretary must set forth the information required by our bylaws with respect to each matter the stockholder proposes to bring before the 2023 Annual Meeting. Pursuant to our bylaws, stockholders wishing to submit proposals or director nominations that are not to be included in our proxy materials must have given timely notice thereof. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year’s annual meeting (i.e., not earlier than December 12, 2022 and not later than January 11, 2023); provided, however, that in the event (i) the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, (ii) no proxy statement was delivered to stockholders in connection with the preceding year’s annual meeting, or (iii) the Company did not hold an annual meeting in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. In the event a stockholder proposal intended to be presented for action at the 2023 Annual Meeting is not received timely, then the persons designated as proxies in the proxies solicited by our Board in connection with the 2023 Annual Meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the Proxy Statement for the 2023 Annual Meeting.
ANNUAL REPORT AND FINANCIAL INFORMATION
A copy of our Annual Report on Form 10-K for the year ended December 31, 2021 and a list of all its exhibits will be supplied without charge to any stockholder upon written request sent to our principal executive office: ClearPoint Neuro, Inc., Attn: Corporate Secretary, 120 S. Sierra Avenue, Suite 100, Solana Beach, California 92075. Exhibits to the Annual Report on Form 10-K are available for a reasonable fee. You may also view our Annual Report on Form 10-K and its exhibits online at the SEC website at www.sec.gov, or at our website at www.clearpointneuro.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

OTHER BUSINESS
Our Board knows of no matters other than those discussed in this Proxy Statement which will be presented at the 2022 Annual Meeting of Stockholders. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

By Order of the Board of Directors,

Ellisa Cholapranee
General Counsel and Secretary
Solana Beach, California
April 11, 2022

Appendix A

ClearPoint Neuro, Inc.
Fourth Amended and Restated 2013 Incentive Compensation Plan
WHEREAS, the 2013 Incentive Compensation Plan was originally adopted by the Board of Directors and approved by the stockholders on June 13, 2013; the Amended and Restated 2013 Incentive Compensation Plan was adopted by the Board of Directors on March 2, 2015 and approved by the stockholders on June 4, 2015; the Second Amended and Restated 2013 Incentive Compensation Plan was adopted by the Board of Directors in March 2017 and approved by the stockholders on October 3, 2017; and the Third Amended and Restated 2013 Incentive Compensation Plan was adopted by the Board of Directors in April 2020 and approved by the stockholder on June 2, 2020; and
WHEREAS, it is now desired to amend and restate the Third Amended and Restated 2013 Incentive Compensation Plan in its entirety to increase the number of shares of common stock available for awards under the plan by 1,200,000 shares, and to make other administrative, conforming and miscellaneous changes as are necessary and consistent with applicable tax rules, regulations and laws.
1. Purpose of the Plan. The purpose of the Fourth Amended and Restated 2013 Incentive Compensation Plan (the “Plan”) is to aid ClearPoint Neuro, Inc., a Delaware corporation (the “Company”), and its Affiliates (defined below) in recruiting and retaining key employees, directors, consultants and other service providers of outstanding ability and to motivate such employees, directors, consultants and other service providers to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards (defined below). The Company expects that it will benefit from the added interest which such key employees, directors, consultants and other service providers will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.
2. Definitions. The following capitalized terms used in the Plan have the respective meanings set forth in this Section 2:
“Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.
“Affiliate” means with respect to the Company, any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.
“Award” means an Option, Stock Appreciation Right, cash bonus, or Other Stock-Based Award granted pursuant to the Plan.
“Board” means the Board of Directors of the Company.
“Change of Control” means the occurrence with respect to the Company of any of the following events: (i) a change in the ownership of the Company; (ii) a change in the effective control of the Company; (iii) a change in the ownership of a substantial portion of the assets of the Company.
For purposes of this definition, a change in the ownership of the Company occurs on the date on which any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group constitutes more than 50% of the total fair market value or total voting power of the stock of the Company. A change in the effective control of the Company occurs on the date on which either (i) a person, or more than one person acting as a group, acquires ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company, taking into account all such stock acquired during the 12-month period ending on the date of the most recent acquisition, or (ii) a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of such Board prior to the date of the appointment or election. A change in the ownership of a substantial portion of assets occurs on the date on which any one person, or more than one person acting as a group, other than a person or group of persons that is related to the Company, acquires assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, taking into account all such assets acquired during the 12-month period ending on the date of the most recent acquisition.

An event constitutes a Change of Control with respect to a Participant only if the Participant performs services for the Company, or the Participant’s relationship to the Company otherwise satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5)(ii).
The determination as to the occurrence of a Change of Control shall be based on objective facts and in accordance with the requirements of Section 409A of the Code.
“Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.
“Committee” means the Compensation Committee of the Board (or a subcommittee thereof as provided under Section 4), or such other committee of the Board (including, without limitation, the full Board) to which the Board has delegated power to act under or pursuant to the provisions of the Plan.
“Company” has the meaning set forth in Section 1.
“Disability” means Disability as defined for purposes of Section 409A of the Code. The Disability determination shall be in the sole discretion of the Committee and a Participant (or his representative) shall furnish the Committee with medical evidence documenting the Participant’s disability or infirmity which is satisfactory to the Committee.
“Effective Date” means March 5, 2013.
“Employment” means (i) a Participant’s employment if the Participant is an employee of the Company or any of its Affiliates, (ii) a Participant’s service as a consultant or other service provider, if the Participant is a consultant or other service provider to the Company or its Affiliates, and (iii) a Participant’s service as an non-employee director, if the Participant is a non-employee member of the Board.
“Fair Market Value” means, as of a given date, (i) if the Shares are listed or admitted to trading on a national securities exchange on such date, the closing price per Share for the regular market session on such date on the principal securities exchange on which the Shares are listed or admitted to trading, or (ii) if the Shares are not listed or admitted to trading on a national securities exchange, the average of the per Share closing bid price and per Share closing asked price on such date as reported on a quotation system, or (iii) in the absence of a market for the Shares of the type described in the foregoing clauses (i) or (ii), the value established by the Committee in good faith pursuant to the reasonable application of a reasonable valuation method under Treasury Regulation Section 1.409A-1(b)(5)(iv)(B). With respect to clause (i) above, if no sale of Shares shall have been reported on such principal securities exchange on such date, then the immediately preceding date on which sales of the Shares have been so reported shall be used. With respect to clause (ii) above, if no closing bid and asked prices shall have been reported on such date, then the immediately preceding date on which such prices have been reported shall be used. Notwithstanding the foregoing, for any purposes under this Plan including for Plan administrative purposes, the Committee may, in its discretion, apply any other definition of Fair Market Value which is reasonable and consistent with applicable tax, accounting and other rules.
“ISO” means an Option that is also an incentive stock option granted pursuant to Section 6(d) of the Plan.
“Option” means a stock option granted pursuant to Section 6 of the Plan.
“Option Price” means the purchase price per Share of an Option, as determined pursuant to Section 6(a) of the Plan.
“Other Stock-Based Awards” means Awards granted pursuant to Section 8 of the Plan.
“Participant” means an employee, director, consultant or other service provider of the Company or any of its Affiliates who is selected by the Committee to participate in the Plan.
“Performance-Based Awards” means certain Other Stock-Based Awards granted pursuant to Section 8(b) of the Plan.
“Performance Measures” means one or more of the performance measures listed in Section 10(b) upon which performance goals for Performance-Based Awards may be established by the Committee.
“Permitted Holders” means, as of the date of determination, any and all of an employee benefit plan (or trust forming a part thereof) maintained by (i) the Company, or (ii) any corporation or other Person of which a majority of its voting power of its voting equity securities or equity interest is owned, directly or indirectly, by the Company.

“Person” means a “person”, as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).
“Plan” has the meaning set forth in Section 1.
“Restatement Effective Date” means the date on which this Fourth Amended and Restated 2013 Incentive Compensation Plan is approved by the Company’s stockholders.
“Shares” means shares of common stock of the Company.
“Stock Appreciation Right” means a stock appreciation right granted pursuant to Section 7 of the Plan.
“Subsidiary” means a subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).
3. Shares Subject to the Plan. Subject to Section 11 of the Plan, as of the Restatement Effective Date, the total number of Shares issuable which may be issued under the Plan is 4,156,250 shares (the “Share Reserve”). Each Share subject to an Award granted after the Restatement Effective Date shall reduce the Share Reserve by one (1) Share. Notwithstanding any other provision of the Plan to the contrary, subject to Section 11 of the Plan, a non-employee director may not be granted Awards covering more than 50,000 Shares in any calendar year. The Shares may consist, in whole or in part, of unissued Shares, treasury Shares or Shares reacquired by the Company in any manner. Shares subject to Awards that are cancelled, forfeited or settled in cash or that expire prior to exercise or otherwise without the delivery of Shares, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein, Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (a) Shares tendered or otherwise withheld or used in payment of an Option, (b) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) Shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.
4. Administration. The Plan shall be administered by the Committee. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or advisable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.
a.Substitute Awards. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding Awards previously granted by the Company or any of its Subsidiaries or a company acquired by the Company or with which the Company combines. The number of Shares underlying awards made in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines shall not be counted against the aggregate number of Shares available for Awards under the Plan, except as may be required by reason of Section 422 of the Code, nor shall the Shares subject to such substitute awards become available for new Awards under the circumstances described in Section 3. In addition, in the event that a company acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines has shares available under a pre-existing plan approved by its former stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards and shall not reduce the Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall be made only to individuals who were not employees or directors of the Company or any of its Subsidiaries prior to such acquisition or combination.

a.Withholding Taxes. The Company shall have the right to deduct from any payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to deliver Shares upon the exercise, vesting or payment of any Award that the Participant pays to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes; provided however, that the Committee may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (a) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to the Award and/or (b) tendering to the Company Shares owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time (if any) as may be required to avoid the Company’s or the Affiliates’ or Subsidiaries’ incurring an adverse accounting charge, based, in each case, on the Fair Market Value of the Shares on the payment or other relevant date as determined by the Committee. In no event will the Fair Market Value of the Shares to be withheld and delivered pursuant to this Section 4(b) exceed the minimum amount required to be withheld, unless (i) (and only to the extent that) an additional amount can be withheld and not result in adverse financial accounting consequences, (ii) such additional withholding amount is authorized by the Committee in an Award agreement or otherwise, and (iii) the total amount withheld does not exceed the Participant’s estimated tax obligations attributable to the applicable transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
5. Limitations. No Award may be granted under the Plan after the tenth anniversary of the Restatement Effective Date, but Awards theretofore granted may extend beyond that date.
6. Terms and Conditions of Options. Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:
(a) Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date an Option is granted (other than in the case of Options granted in assumption or substitution of previously granted awards, as described in Section 4; provided that such assumption or substitution is described in Treasury Regulation Section 1.409A-1(b)(5)(v)(D)).
(b) Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted. Each Award agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award agreements, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
(c) Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company to the extent permitted by law, (i) in cash or its equivalent (e.g., by personal check) at the time the Option is exercised, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse financial accounting treatment), (iii) partly in cash and partly in Shares (as described in (ii) above), (iv) if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased, or (v) to the extent the Committee shall approve in the Award agreement or otherwise, through “net settlement” in Shares. In the case of a “net settlement” of an Option, the Company will not require a cash payment of the Option Price of the Option set forth in the Award agreement, but will reduce the number of Shares issued upon the exercise by the largest number of whole Shares that have a Fair Market Value that does not exceed the aggregate Option Price set forth in the Award agreement. With respect to any remaining balance of the aggregate Option Price, the Company shall accept a cash payment. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.
(d) ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified stock options, unless the applicable Award agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.
(e) Attestation. Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise of the Option, as appropriate.
7. Terms and Conditions of Stock Appreciation Rights.
(a) Grants. The Committee may also grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine), and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement).
(b) Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a Share on the date the Stock Appreciation Right is granted (other than in the case of a Stock Appreciation Right granted in assumption or substitution of previously granted awards, as described in Section 4; provided that such assumption or substitution is described in Treasury Regulation Section 1.409A-1(b)(5)(v)(D)); provided, however, that, in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Option Price of the related Option. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. The date on which a notice of exercise is received by the Company shall be the exercise date. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), as set forth in the Award agreement or as otherwise permitted by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

(c) Limitations. The Committee may impose, in its sole discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit, but in no event shall a Stock Appreciation Right be exercisable more than ten years after the date it is granted.
8. Other Stock Based Awards.
(a) Generally. The Committee, in its sole discretion, may grant or sell Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to (such as restricted Share units), or are otherwise based on the Fair Market Value of, Shares (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made; the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).
(b) Performance-Based Awards. Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 8 may be based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (“Performance-Based Awards”). The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify. In connection with such certification, the Committee, or its delegate, may decide that the amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula; provided that the Committee shall have the authority to waive any applicable performance goals. In the event the applicable performance goals are not waived by the Committee, payment of a Performance-Based Award will occur only after certification and will be made as determined by the Committee in its sole discretion after the end of the applicable performance period.
(c) Dividend Equivalent Rights. The Committee may grant rights to dividends or dividend equivalents (a “Dividend Equivalent Right”) in connection with the grant of an Other Stock Based Award. Each Dividend Equivalent Right shall be subject to such terms as the Committee may determine. All Dividend Equivalent Rights which are not paid currently may, at the Committee’s discretion, accrue interest or be reinvested into additional Shares subject to the Award agreement. Dividend Equivalent Rights shall be paid to (or settled with) the Participant only if and when, and to the extent that, the underlying Award vests. The total number of Shares available for grant under Section 3 shall not be reduced to reflect any Dividend Equivalent Rights that are reinvested into additional Shares or credited as Performance-Based Awards. Unless the payment of a dividend to the Company’s stockholders is an event to which Section 11 of the Plan applies, no Dividend Equivalent Rights shall be granted with respect to Stock Options or Stock Appreciation Rights.
(d) Deferral of Awards Under the Plan. Subject to the requirements of Section 409A of the Code, the Committee or, to the extent delegated by the Committee, the Company may permit all or any portion of any award under this Plan to be deferred consistent with the requirements and restrictions in the applicable jurisdiction.
9. Plan Cash Bonuses. While cash bonuses may be granted at any time outside this Plan, cash awards may also be granted in addition to other Awards granted under the Plan and in addition to cash awards made outside of the Plan. Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom cash bonuses under the Plan shall be granted and the amount, terms and conditions of those cash bonuses. Notwithstanding anything to the contrary in this Plan, no cash bonus awarded pursuant to the Plan shall be paid later than 2 ½ months after the end of the calendar year in which such bonus was earned.
10. Performance Goals for Performance-Based Awards.
(a) Performance Measures. When granting a Performance-Based Award, the Committee shall establish a measurable performance objective or objectives at a time prior to or during the applicable performance period where such objectives are not substantially certain to be met. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Measures (or the specific targets set thereunder) unsuitable, the Committee may in its discretion modify such Performance Measures or the acceptable levels of achievement, in whole or in part, as the Committee deems appropriate and equitable. A non-exhaustive list of the potential Performance Measures that may be used for awards under this Plan includes the following (including ratios or other relationships between one or more, or a combination, of the following examples of Performance Measures, which may be measured on an absolute basis or relative to peer companies or specific business units of peer companies): (i) return on capital, equity, or assets (including economic value created); (ii) productivity or operating efficiencies; (iii) cost improvements; (iv) cash flow; (v) sales revenue growth; (vi) net income, earnings per share, or earnings from operations; (vii) quality; (viii) customer satisfaction; (ix) comparable site sales; (x) stock price or total stockholder return; (xi) EBITDA or EBITDAR; (xii) after-tax operating income; (xiii) book value per Share; (xiv) debt reduction; (xv) strategic business objectives, including those consisting of one or more objectives based on meeting specified cost targets, business expansion goals and goals relating to acquisitions or divestitures; or (xvi) any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any Subsidiary, operating unit, business segment or division of the Company or any Subsidiary and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or common stock outstanding, or to assets or net assets.
(b) Conditions. Each Performance-Based Award shall be earned, vested and payable (as applicable) upon the achievement of performance goals established by the Committee based upon one or more of the Performance Measures, together with the satisfaction of any other conditions, such as continued employment, the Committee may determine to be appropriate. With respect to each Performance-Based Award, the Committee shall, in writing, (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts which may be earned for such performance period, and (iii) specify the relationship between performance goals and targets and the amounts to be earned by Participant for such performance period. Any payment of a Performance-Based Award granted with performance goals shall be conditioned upon the determination of the Committee in each case that the performance goals and any other material conditions were satisfied or waived.
11. Adjustments upon Certain Events. Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:
(a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange or change in capital structure, any distribution to stockholders of Shares (other than regular cash dividends) or any similar event, the Committee without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable (subject to Section 18), as to the number or kind of Shares or other securities issued or reserved for issuance as set forth in Section 3 of the Plan or pursuant to outstanding Awards; provided that the Committee shall determine in its sole discretion the manner in which such substitution or adjustment shall be made.
(b) Change of Control. In the event of a Change of Control (or similar corporate transaction, whether or not including any Permitted Holder) after the Effective Date, the Committee may (subject to Section 18), but shall not be obligated to, (i) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award, (ii) cancel such Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights) over the aggregate exercise price of such Options or Stock Appreciation Rights, (iii) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion, or (iv) provide that for a period of at least 10 days prior to the Change of Control, such Options shall be exercisable as to all Shares subject thereto and that upon the occurrence of the Change of Control, such Options shall terminate and be of no further force or effect. For the avoidance of doubt, pursuant to (ii) above, the Committee may cancel Options and Stock Appreciation Rights for no consideration if the value of the consideration to be paid in the Change of Control transaction for a Share is less than or equal to the Option Price of such Option or exercise price of such Stock Appreciation Right.
12. No Right to Employment or Awards. The granting of an Award under the Plan shall impose no obligation on the Company or any of its Affiliates to continue the Employment of a Participant and shall not lessen or affect the Company’s or any of its Affiliates’ right to terminate the Employment of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

13. Successors and Assigns. The Plan shall be binding on all successors and assigns of the Company and the Participants, including, without limitation, the estate of each such Participant and the executor, administrator or trustee of such estate, and any receiver or trustee in bankruptcy or any other representative of the Participant’s creditors.
14. Nontransferability of Awards. Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.
15. Amendments or Termination. The Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the stockholders of the Company, would (except as is provided in Section 11 of the Plan) increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant, or (b) without the consent of a Participant, would materially adversely impair any of the rights under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws (including, without limitation, to avoid adverse tax consequences to the Company or any Participant).
Notwithstanding anything in this Plan to the contrary but subject to Section 11, without the approval of the Company’s stockholders, the Committee will not amend or replace any previously granted Option or Stock Appreciation Right in a transaction that constitutes a “repricing,” as such term is used in rules or regulations of the principal securities exchange on which the Shares are listed or admitted to trading. Further, except in connection with a corporate transaction described in Section 11, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards, or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.
16. Choice of Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.
17. Effectiveness of Plan. The Plan shall be effective as of the Effective Date, subject to the approval of the Company’s stockholders.
18. Section 409A. To the extent applicable, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding other provisions of the Plan or any Award agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, any payment or delivery of Shares in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment or delivery of Shares on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. In the case of a Participant who is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code), any payment and/or delivery of Shares in respect of any Award subject to Section 409A of the Code that is linked to the date of the Participant’s separation from service shall not be made prior to the date which is six (6) months after the date of such Participant’s separation from service from the Company and its Affiliates, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder. The Company shall use commercially reasonable efforts to implement the provisions of this Section 18 in good faith, including adopting such amendments and policies with retroactive effect, and take such other actions as the Committee determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code; provided, that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 18.
19. Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

Appendix B

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CLEARPOINT NEURO, INC.
________________________________________

Pursuant to Section 242 of the General
Corporation Law of the State of Delaware
________________________________________

CLEARPOINT NEURO, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.Section A of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended in its entirety to read as follows:

“A. Authorized Stock. The total number of shares which the Corporation shall have authority to issue is One Hundred Five Million (105,000,000), consisting of Eighty Million (80,000,000) shares of Common Stock, par value $0.01 per share (the “Common Stock”), and Twenty Five Million (25,000,000) shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).”

1.The amendment to the Amended and Restated Certificate of Incorporation of the Corporation effected hereby has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

1.This Certificate of Amendment will become effective as of 12:01 a.m. EST on [●], 2022.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officer this _____ day of _____________, 2022.

CLEARPOINT NEURO, INC.

By:
Name: Joseph Burnett
Title: President and Chief Executive Officer
B-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CLEARPOINT NEURO, INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 23, 2022.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
https://www.cstproxy.com/clearpointneuro/2022

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

1. Election of Directors:

   (1) Joseph M. Burnett
   (2) Lynnette C. Fallon
   (3) R. John Fletcher
   (4) Pascal E.R. Girin
   (5) B. Kristine Johnson
   (6) Matthew B. Klein
   (7) Linda M. Liau
   (8) Timothy T. Richards

   FOR ALL Nominees listed to the left ☐ **FOR ALL EXCEPT** as marked per the instruction below to the contrary ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

2. Ratification of the appointment of Cherry Bekaert LLP as ClearPoint Neuro, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2022. **FOR** ☐ **AGAINST** ☐ **ABSTAIN** ☐

3. An advisory (non-binding) vote to approve the compensation of ClearPoint Neuro, Inc.'s named executive officers. **FOR** ☐ **AGAINST** ☐ **ABSTAIN** ☐

4. Approval of ClearPoint Neuro, Inc.'s Fourth Amended and Restated 2013 Incentive Compensation Plan. **FOR** ☐ **AGAINST** ☐ **ABSTAIN** ☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2022**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

To view the 2022 Proxy Statement, 2022 Annual Report and to attend the Annual Meeting, please go to: https://www.cstproxy.com/clearpointneuro/2022

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

CLEARPOINT NEURO, INC.

ANNUAL MEETING OF STOCKHOLDERS

TUESDAY, MAY 24, 2022, 9:00 A.M. PACIFIC TIME

The undersigned appoints Joseph M. Burnett and Danilo D'Alessandro as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of ClearPoint Neuro, Inc. held of record by the undersigned at the close of business on March 25, 2022 at the Annual Meeting of Stockholders of ClearPoint Neuro, Inc. to be held on May 24, 2022.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE EIGHT NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)